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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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INSIGNIA SOLUTIONS plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 28, 2004

To Our Shareholders:

        You are cordially invited to attend the 2004 Annual General Meeting of Shareholders of Insignia Solutions plc to be held at Apollo House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH, United Kingdom, on Wednesday, June 30, 2004, at 10:00 a.m., local time.

        The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual General Meeting and Proxy Statement.

        It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

        The proxy card should be returned to the offices of Insignia Solutions plc at Apollo House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH, United Kingdom, not later than 10:00 a.m. on Monday, June 28, 2004, being 48 hours prior to the time fixed for the Annual General Meeting. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

        The transfer books of Insignia Solutions plc will not be closed prior to the meeting but, pursuant to appropriate action by the Board of Directors, the record date for determination of holders of American depositary shares entitled to notice of the meeting is May 3, 2004. If you have sold or transferred all of your shares in Insignia Solutions plc, please send this document and the accompanying form of proxy at once to the buyer or transferee or to the stockbroker or other agent who assisted you with the sales or transfer so that these documents can be forwarded to the buyer or transferee.

        The Notice, Proxy Statement and Proxy Card enclosed herewith are sent to you by order of the Board of Directors.

Sincerely,

Mark E. McMillan
Chief Executive Officer

INSIGNIA SOLUTIONS PLC

NOTICE OF ANNUAL GENERAL MEETING

        NOTICE IS HEREBY GIVEN that the Annual General Meeting of Insignia Solutions plc ("Insignia" or the "Company") will be held at Apollo House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH, United Kingdom, on Wednesday, June 30, 2004 at 10:00 a.m., local time, to transact the following business, items 1 through 6 and 11 through 13 being ordinary business and items 7 through 10 being special business:

        1.     To receive the U.K. statutory accounts of Insignia for the year ended December 31, 2003, together with the Directors' and Auditors' reports thereon. The shareholders of the Company need not vote on this matter.

        2.     To receive and approve the Directors' remuneration report.

        3.     To reappoint MacIntyre Hudson as the U.K. statutory auditors and independent accountants of the Company to hold office until the conclusion of the Company's next annual general meeting at which accounts are laid before the Company, and to authorize the Board of Directors of the Company to determine their remuneration.

        4.     To ratify the appointment of Burr, Pilger & Mayer LLP as the Company's United States independent auditors for the fiscal year ending December 31, 2004.

        5.     To re-elect as a director John C. Fogelin.

        6.     To re-elect as a director Vincent S. Pino.

        7.     To amend and restate the Company's 1995 Employee Share Purchase Plan to increase the number of ordinary shares available for issuance under this plan by an additional 300,000 to a total of 1,200,000 shares and extend the expiration of this plan until February 9, 2015.

        8.     To amend the Company's U.K. Employee Share Option Scheme 1996 to increase the number of ordinary shares available for issuance under this plan by 1,000,000 to a total of 8,572,071 shares. This plan shares the same shares reserved for issuance in the stock option pool as the Company's 1995 Incentive Stock Option Plan for US Employees, which is the Company's stock option plan for employees in the United States. The two plans will need to be separately amended to increase the combined option pool by a total of 1,000,000 ordinary shares.

        9.     To amend and restate the Company's 1995 Incentive Stock Option Plan for U.S. Employees to increase the number of ordinary shares available for issuance under this plan by 1,000,000 to a total of 8,572,071 shares and to extend the expiration date of this plan until April 30, 2014. This plan shares the same shares reserved for issuance in the stock option pool as the Company's U.K. Employee Share Option Scheme 1996, which is the Company's stock option plan for employees in the United Kingdom. The two plans will need to be separately amended to increase the combined option pool by a total of 1,000,000 ordinary shares.

        10.   To increase the Company's authorized share capital by creating an additional 25,000,000 ordinary shares of 20p nominal value.

        The following Ordinary Resolution will be considered at the meeting in relation to Proposal 10, which will require an affirmative vote of a majority of the votes cast at the meeting to be passed: "THAT the Company's authorized share capital be increased from £10,600,000 to £15,600,000 by the creation of an additional 25,000,000 Ordinary Shares of 20p nominal value, each ranking pari passu in all respects with the existing Ordinary Shares in the capital of the Company."

        11.   To authorize the Board of Directors of the Company to issue up to 45,858,647 ordinary shares and up to 3,000,000 preferred shares (or other securities derived from such ordinary shares and preferred shares, such as options or warrants) of the Company without first gaining shareholder approval, with such authority lasting a period of five years.

        The following Ordinary Resolution will be considered at the meeting in relation to Proposal 11, which will require a majority of the shareholder votes cast at the meeting to be passed: "THAT, conditionally upon the passing of the Resolution numbered 10 above, in accordance with Section 80 of the Companies Act 1985 (the "Act"), the directors be and are hereby generally and unconditionally authorized to exercise all the powers of the Company to allot relevant securities (as defined in Section 80 of the Act) up to an aggregate nominal amount of 9,771,729.40 provided that this authority (unless previously revoked or renewed) shall expire on June 22, 2009 and that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired; and THAT the authority conferred on the directors by an ordinary resolution passed on April 26, 2001 to allot shares up to an aggregate nominal amount of £5,244,849.80 (to expire on April 25, 2006) shall cease to have effect upon and with effect from the passing of this resolution."

        12.   In conjunction with the authority proposed to be given in Proposal 11, to authorize the Board of Directors of the Company to issue up to 45,858,647 ordinary shares for cash (or other securities derived from such ordinary shares, such as options or warrants) without giving shareholders the first opportunity to purchase such shares or securities. This authority is to last a period of five years.

        The following Special Resolution will be considered at the meeting in relation to Proposal 12, which will require at least 75% of the shareholder votes cast at the meeting to be passed: "THAT, conditionally upon the passing of the Resolutions numbered 10 and 11 above, in accordance with Section 95(1) of the Act, the directors be and are hereby given power, for the period commencing on and with effect from the date of adoption of this Resolution and (unless previously revoked or renewed) expiring on June 22, 2009, to allot equity securities (as defined in Section 94(2) of the Act) pursuant to the authority conferred by the Resolution numbered 11 above as if Section 89(1) of the Act did not apply to such allotment and provided that the Company may before the expiry on June 22, 2009 of the authority conferred by this Resolution numbered 12 make an offer or agreement which would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired; and THAT the power conferred on the directors by a special resolution passed on April 26, 2001 to allot shares up to an aggregate nominal amount of £5,244,849.80 as if Section 89 of the Act did not apply to such allotment (to expire on April 25, 2006) shall cease to have effect upon and with effect from the passing of this resolution."

        13.   To transact any other ordinary business of Insignia as may properly come before the meeting or any adjournments or postponements of the meeting.

BY ORDER OF THE BOARD

Mark E. McMillan Chief Executive Officer

Dated May 28, 2004

Registered Office:
Apollo House
The Mercury Centre
Wycombe Lane, Wooburn Green
High Wycombe
Buckinghamshire, HP10 0HH

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

THE PROXY SHOULD BE RETURNED TO THE OFFICES OF INSIGNIA AT APOLLO HOUSE, THE MERCURY CENTRE, WYCOMBE LANE, WOOBURN GREEN, HIGH WYCOMBE, BUCKINGHAMSHIRE, HP10 0HH, UNITED KINGDOM, NOT LATER THAN 10:00 a.m. ON MONDAY, JUNE 28, 2004 BEING 48 HOURS PRIOR TO THE TIME FIXED FOR THE ANNUAL GENERAL MEETING.

NOTES

1.
A member entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend and, on a poll, vote in his stead. A proxy need not be a shareholder of Insignia. Completion and return of a form of proxy will not prevent a member from attending and voting at the meeting.

2.
There are available for inspection at the registered office of Insignia during usual business hours on any weekday (Saturdays and public holidays excepted), and, at the place of the Annual General Meeting, from at least fifteen minutes prior to and until the conclusion of the Annual General Meeting:

(a)
copies of the directors' service agreements with Insignia or any of its subsidiaries other than those agreements expiring or determinable by the employing company without payment of compensation within one year; and

(b)
the Register of Directors' Interests.

3.
There will be available for inspection at the place of the Annual General meeting, from at least fifteen minutes prior to and until the conclusion of the Annual General Meeting, copies of the rules of:

(a)
the Company's 1995 Employee Share Purchase Plan;

(b)
the Company's U.K. Employee Share Option Scheme 1996; and

(c)
the Company's 1995 Incentive Stock Option Plan for U.S. Employees.

INSIGNIA SOLUTIONS PLC

Apollo House
The Mercury Centre
Wycombe Lane, Wooburn Green
High Wycombe
Buckinghamshire, HP10 0HH
United Kingdom

PROXY STATEMENT

May 28, 2004

        This Proxy Statement is for holders of ordinary shares of 20p each and holders of American depositary shares ("ADSs") evidenced by American depositary receipts of Insignia Solutions plc ("Insignia"), a company organized under the laws of England and Wales. This proxy statement is furnished by the Board of Directors of Insignia (the "Board") in connection with the solicitation of specific voting instructions from holders of ADSs and proxies from holders of ordinary shares for voting at the Annual General Meeting of Insignia to be held at Apollo House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH, United Kingdom, on Wednesday, June 30 at 10:00 a.m., local time. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the person or persons appointed as proxy will vote or abstain from voting, at their discretion.

        At May 3, 2004, Insignia had 29,141,353 ordinary shares issued and entitled to vote, of which approximately 97% were held in the form of ADSs. Each ADS represents one ordinary share. A minimum of two persons holding together not less than one-third of the ordinary shares in issue will constitute a quorum for the transaction of business at the meeting. This proxy statement and the accompanying form of Proxy were first mailed to shareholders on or about May 28, 2004. Attached, beginning at page F-1 of this proxy statement, is Insignia's U.K. Statutory Directors' Report and Accounts for the year ended December 31, 2003 prepared in compliance with the U.K. Companies Act 1985 (the "Act"). In addition, the 2003 Annual Report and Form 10-K is enclosed with this proxy statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

        Holders of ordinary shares entitled to attend and vote at the meeting may appoint a proxy to attend and, on a poll of such holders, to vote in their place. A proxy need not be a shareholder of Insignia. Voting will be by a poll on all the resolutions to be considered. Holders of Insignia's ordinary shares are entitled to one vote for each ordinary share held. Shares may not be voted cumulatively.

        Proposals 2 through 11 in the notice are ordinary resolutions. An ordinary resolution requires the affirmative vote of a majority of the votes cast at the meeting. Proposal 12 in the notice is a special resolution which requires the affirmative vote of at least 75% of the votes cast at the meeting. Insignia will tabulate all votes and will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted in determining the votes. A form of proxy is enclosed which, to be effective, must be signed, dated and deposited at the Registered Office of Insignia (Apollo House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH) not less than 48 hours before the time of the meeting, together with the power of attorney or other authority (if any) under which it is signed. Holders of ADSs should complete and return the voting instruction form provided to them in accordance with the instructions contained therein, so that it is received on or before Wednesday, June 30, 2004. The close of business on May 3, 2004 has been fixed as the record date for the determination of the holders of ADSs entitled to provide voting instructions to The Bank of New York, as depositary.

        Insignia will pay the expenses of soliciting proxies and voting instructions. Following the original mailing of the proxies and other soliciting materials, Insignia and/or its agents may also solicit proxies and voting instructions by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, Insignia will request that brokers, custodians, nominees, The Bank of New York, as depositary, and other record holders of Insignia's ordinary shares or ADSs forward copies of the proxies and other soliciting materials to persons for whom they hold ordinary shares or ADSs and request authority for the exercise of proxies and/or voting instructions. In such cases, Insignia, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

        Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it any time prior to one hour before the commencement of the meeting by written instrument delivered to Insignia stating that the proxy is revoked, by attendance at the meeting and voting in person or by duly filing a replacement proxy. Please note, however, that if a person's shares are held of record by a broker, bank or other nominee and that person wishes to vote at the meeting, the person concerned should ensure that the broker, bank or other nominee duly appoints such person as its proxy in order that he or she may do so.

        As described further below, the Board of Directors has approved the matters set forth in Proposals 2 through 12 and believes that they are fair to, and in the best interests of, the Company and its shareholders. The Board of Directors recommends a vote "for" each of these proposals.

PROPOSAL 1: RECEIPT OF U.K. STATUTORY DIRECTORS' REPORT AND ACCOUNTS

        At the meeting, shareholders will receive the U.K. statutory accounts of Insignia in respect of the financial year ended December 31, 2003, together with Directors' and Auditors' reports relating to those accounts. It is a U.K. legal requirement that the accounts and the reports are laid before the shareholders of Insignia in general meeting, following which they will be approved by and signed on behalf of the Board of Directors and delivered to Companies House in the U.K. on or before July 31, 2004. Shareholders are not being asked to vote on this proposal. The U.K. statutory Directors' Report and Accounts are attached hereto beginning on page F-1.

PROPOSAL 2: DIRECTORS' REMUNERATION REPORT

        At the meeting, shareholders will receive the Directors' remuneration report in respect of the financial year ended December 31, 2003. It is a U.K. legal requirement that the remuneration report is approved by the Board of Directors and laid before the shareholders of Insignia in general meeting. Shareholders will be asked to vote on the resolution approving the remuneration report for the financial year. The report will be delivered to Companies House in the U.K.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2

PROPOSAL 3: RE-APPOINTMENT OF U.K. INDEPENDENT ACCOUNTANTS

        Insignia has selected MacIntyre Hudson as its U.K. statutory auditors and independent accountants to perform the audit of Insignia's financial statements for the year ending December 31, 2004. The shareholders are being asked to reappoint MacIntyre Hudson to hold office until the conclusion of the Company's next annual general meeting at which accounts are laid before the Company and to authorize the Board of Directors of the Company to determine their remuneration. Representatives of

MacIntyre Hudson are expected to be present at the meeting, will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions. PricewaterhouseCoopers LLP served as Insignia's U.K. statutory auditors and independent accountants to perform the audit of Insignia's financial statements for the fiscal year ended December 31, 2002.

        If Proposal 3 is passed by a majority of the shareholder votes cast at the meeting, the following ordinary resolution will be approved: "THAT MacIntyre Hudson be reappointed as U.K. statutory auditors of Insignia to hold office until the conclusion of the next general meeting at which accounts are laid before the company and THAT the directors be authorized to fix their remuneration."

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 3

PROPOSAL 4: RATIFICATION OF U.S. INDEPENDENT ACCOUNTANTS

        Insignia has selected Burr, Pilger & Mayer LLP as its U.S. independent accountants to perform the audit of Insignia's financial statements for the fiscal year ending December 31, 2004. The shareholders are being asked to ratify such appointment. One or more representatives of Burr, Pilger & Mayer LLP will be available to attend the meeting telephonically to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

        PricewaterhouseCoopers LLP served as Insignia's U.S. independent auditors to perform the audit of Insignia's financial statements for the fiscal year ended December 31, 2002. On July 1, 2003, Insignia dismissed PricewaterhouseCoopers LLP as its U.S. independent accountants. The decision to change independent accountants was approved by the Company's Audit Committee and Board of Directors. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report of PricewaterhouseCoopers LLP on the financial statements for the year ended December 31, 2002 contained an explanatory paragraph expressing substantial doubt in the Company's ability to continue as a going concern.

        In connection with its audits for the two most recent fiscal years and through July 1, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 4

PROPOSALS 5 AND 6: ELECTION AND RE-ELECTION OF DIRECTORS

        At the meeting, shareholders will consider the re-election of John C. Fogelin and Vincent S. Pino who retired by rotation.

        Insignia's Articles of Association stipulate that the minimum number of directors is two, but do not set any maximum number. Directors may be elected by the shareholders, or appointed by the Board, and remain in office until they resign or are removed by the shareholders. In addition, at each Annual General Meeting the third of the directors who have been in office longest since their last election, as well as any directors appointed by the Board during the preceding year, are required to resign and are then considered for re-election, assuming they wish to stand for re-election. Of the current directors, Nicholas, Viscount Bearsted and David G. Frodsham will be considered for re-election in 2005, assuming no additional directors are appointed by the Board during the year. In the election of directors, each shareholder is entitled on a poll to one vote for each ordinary share held. Shares may not be voted cumulatively.

Directors/Nominees

        The names of the nominees and the other directors of Insignia, and other information about them as of February 25, 2004, are set forth below:

Name of Nominee or Director	Age	Principal Occupation	Director Since
Nominees
John C. Fogelin(1)	38	Former Vice President and General Manager, Wind River Embedded Technologies Business Unit, Chief Technical Officer	2001
Vincent S. Pino(1)(2)	55	Retired President of Alliance Imaging	1998
Directors
Nicholas, Viscount Bearsted(2)	54	Chairman of the Board of Insignia	1988
David G. Frodsham(2)	47	Chief Executive Officer of Argo Interactive Group	1999
Mark E. McMillan	40	Chief Executive Officer and President of Insignia	2003
Richard M. Noling(1)	55	Chief Executive Officer of ThinGap Motor Technologies and Former Chief Executive Officer of Insignia	1997

(1)
Member of the Compensation Committee.

(2)
Member of the Audit Committee.

        Mark E. McMillan was named Chief Executive Officer and a director of Insignia in February 2003. Mr. McMillan joined Insignia in November 1999 as Senior Vice President of Worldwide Sales and Marketing, was promoted to Executive Vice President of Worldwide Sales and Marketing in May 2000 and Chief Operating Officer in October 2000. Mr. McMillan was promoted to President in July 2001. Before joining Insignia, Mr. McMillan served as Vice President of Sales, Internet Division, for Phoenix Technologies Ltd. Prior to that, Mr. McMillan served as Phoenix's Vice President and General Manager of North American Operations. Before joining Phoenix, he was founder, CEO and general partner of Vision Technologies, LLC, a manufacturer of segment-zero personal computers. Prior to that, Mr. McMillan co-founded and served as President of Softworks Development Corporation, a regional distributor of PC components that he sold in 1991.

        Nicholas, Viscount Bearsted has served as Chairman of the Board of Directors of the Company since March 1997 and as a director of the Company since January 1988. He also served as Chairman of the Board from January 1988 to March 1995, and he was the Company's Chief Executive Officer from September 1988 until September 1993. From May 1999 to July 2000 he also served as Chief Executive Officer of Airpad Ltd., a company based in the United Kingdom that developed and manufactured peripheral products for the games console and personal computer market. From January 1996 to May 1996, he served as Chief Executive Officer and a director, and from April 1994 to January 1996, as Deputy Chief Executive Officer and a director, of Hulton Deutsch Collection Ltd., a photographic content provider. He founded Alliance Imaging Inc. in 1984 and served as a senior executive until 1987 and as a director until 1988. Since 1980, he has been a corporate and computer consultant. He received a Bachelors degree in chemistry from Oxford University in 1972. He also serves as a Director of Mayborn Group plc.

        David G. Frodsham was appointed a director of the Company in August 1999. He currently serves as Chief Executive Officer of Argo Interactive Group plc, a British software company specializing in device intelligence from the wireless internet. Previously, he was Chief Operating Officer with Phoenix

Technologies Ltd from 1998 through 1999. At Phoenix, he was the General Manager Europe from 1994 to 1996, Vice President and General Manager, PC Division during 1997, and Senior Vice President Products Division from 1997 to 1998. Prior to that he founded and was CEO for Distributed Information Processing Research Ltd., involving software design for the handheld/palmtop market. Before that he was International Business Manager with Psion PLC, and also held technical and marketing positions with SEL and Zeneca. He received a B. Sc. from Kings College, London and an MBA from INSEAD in France.

        John C. Fogelin was appointed a director of the Company in January, 2001. He currently serves as a Wind River Fellow. Previously he was Vice President and General Manager of Wind River Embedded Technologies Business Unit, Chief Technical Officer. Prior to Wind River Systems, Mr. Fogelin designed hardware for embedded applications used in devices ranging from biomedical equipment to arcade games.

        Richard M. Noling has served as a director of the Company since March 1997. He currently serves as Chief Executive Officer of ThinGap Technologies. He was Insignia's Chief Executive Officer from March 1997 to February 2003 and President from March 1997 to July 2001. He also served as Chief Financial Officer, Senior Vice President of Finance and Operations and Company Secretary between April 19, 1996 and October 1, 1997 and Chief Operations Officer between February and March 1997. From August 1995 to February 1996, Mr. Noling was Vice President and Chief Financial Officer at Fast Multimedia, Inc., a German-based computer software and hardware developer. From November 1994 to August 1995, he was Chief Financial Officer for DocuMagix Inc., a personal paper management software company. From June 1991 to October 1994, Mr. Noling served as Senior Vice President and Chief Financial Officer for Gupta Corporation. He received a Bachelor of Arts degree in aerospace and mechanical engineering science from the University of California (San Diego) in 1970. He received an M.A. degree in theology from the Fuller Theological Seminary in 1972, and an M.S. degree in business administration in 1979 from the University of California (Irvine).

        Vincent S. Pino was appointed a director of the Company in October 1998. He served as President of Alliance Imaging, Inc. in February 1998, and retired in November 2000. Alliance Imaging is a provider of diagnostic imaging and therapeutic services. Mr. Pino began his association with Alliance in 1988 as Chief Financial Officer. From 1991 through 1993 Mr. Pino held the position of Executive Vice President and Chief Financial Officer. From 1986 to 1988, Mr. Pino was President of Pacific Capital, where he provided financial consulting services to corporations and publicly registered real estate limited partnerships. Prior to joining Pacific Capital, Mr. Pino held executive staff positions with Petrolane Incorporated, a diversified services company. Mr. Pino received an MBA and a B.S. degree in finance from the University of Southern California in 1972 and 1970, respectively.

Director Nomination

        Criteria for Board Membership.    In selecting candidates for appointment or re-election to the Board, the Board considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of the Company's audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

        Shareholder Nominees.    The Board of Directors will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Board of Directors c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected); (b) the names and addresses of the shareholders making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such shareholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described under the caption, "Shareholder Proposals for 2005 Annual Meeting" below.

        Process for Identifying and Evaluating Nominees.    The Board of Directors believes the company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Board of Directors will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual shareholder meetings, the Board of Directors will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Board of Directors deems appropriate, a third-party search firm. The Board of Directors will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Board of Directors. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the nominating committee will evaluate which of the prospective candidates is qualified to serve as a director and whether this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the shareholders, as appropriate.

        The Company has never received a proposal from a shareholder to nominate a director. Although the Board of Directors has not adopted a formal policy with respect to shareholder nominees, the Board expects that the evaluation process for a shareholder nominee would be similar to the process outlined above.

        Board Nominees for the 2004 Annual Meeting.    Each of the nominees listed in this Proxy Statement are current directors standing for re-election. Mr. Fogelin, one of the nominees for this 2004 Annual Meeting, was elected by the Board of Directors in 2001. Mr. Pino, the other nominee for this 2004 Annual Meeting was elected by the Board of Directors in 1998.

Board Meetings and Committees

        The Board met ten times, including telephone conference meetings, during 2003. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

        The Board has determined that the following directors are "independent" under current Nasdaq Marketplace Rules: Nicholas, Viscount Bearsted, Vincent Pino, David Frodsham and John Fogelin.

        Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

        Nicholas, Viscount Bearsted, Mr. Frodsham and Mr. Pino are the current members of the Audit Committee, which met three times during 2003. The Audit Committee meets with Insignia's independent accountants to review the adequacy of Insignia's internal control systems and financial reporting procedures; reviews the general scope of Insignia's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by Insignia's auditors, reviews the fairness of any proposed transaction between any officer, director or other affiliate of Insignia and Insignia, and after such review, makes recommendations to the full Board; and

performs such further functions as may be required by any stock exchange or over-the-counter market upon which Insignia's shares may be listed.

        Mr. Pino, Mr. Fogelin and Mr. Noling are the current members of the Compensation Committee, which met once during 2003. The Compensation Committee recommends compensation for officers and employees of Insignia, grants options under Insignia's employee option plans (other than grants to non-officers of options pursuant to guidelines established by the Board, which may be made by Nicholas, Viscount Bearsted, Insignia's Chairman, and Mark E. McMillan, Insignia's Chief Executive Officer) and reviews and recommends adoption of and amendments to share option and employee benefit plans.

Director Compensation

        Insignia pays each outside director $1,000 for every regular meeting attended, $2,500 per quarter of service on the Board, $500 per quarter for service on each committee, plus $500 for each committee meeting attended, and reimburses outside directors for reasonable expenses in attending meetings of the Board. The Chairman of the Board receives an additional $1,500 per quarter. Effective October 1, 2001, the aforementioned quarterly payments were reduced by 50%. The reduction was cancelled in April 2002 and reverted back to the original rates. In addition, each new outside director is granted an option to purchase 25,000 shares and each outside director is granted an option to purchase 10,000 shares annually for so long as he serves as an outside director.

        With effect from April 1, 1997, Nicholas, Viscount Bearsted, Chairman of Insignia, entered into a Consulting Agreement with Insignia whereby he acts as consultant to Insignia providing advice and assistance as the Board may from time to time request. The agreement was amended April 20, 1998 and deleted his commitment to provide services to the Company and the Company's commitment to pay him a minimum amount. He has agreed to remain available to perform services as requested by the Company. The agreement is terminable by either party upon six months' advance written notice and by Insignia for cause at any time. In the event of any business combination resulting in a change of control of Insignia or in the event of disposal of a majority of the assets of Insignia, and termination or constructive termination of his consultancy, Nicholas, Viscount Bearsted will be entitled to receive an additional twenty-six weeks' consultancy fees.

        For information concerning the compensation of Mr. McMillan and Mr. Noling, see "Executive Compensation."

Communications With Directors

        Shareholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Audit Committee of the Board of Directors, Insignia Solutions plc, 41300 Christy Street, Fremont, CA, USA 94538-3115, or by sending an e-mail to insgshareholder.com. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Board of Directors.

        The Company has a policy of encouraging all directors to attend the annual shareholder meetings. One of our directors attended the 2003 annual meeting.

Code of Ethics

        The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is filed as

Exhibit 14.0 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 5 AND 6

PROPOSAL NO. 7: AMENDMENT AND RESTATEMENT OF
1995 EMPLOYEE SHARE PURCHASE PLAN

        Shareholders are being asked to approve amendments to Insignia's 1995 Employee Share Purchase Plan (the "Share Purchase Plan") to increase the number of ordinary shares reserved for issuance thereunder by 300,000 shares, from 900,000 shares to 1,200,000 shares and to extend the term of the Share Purchase Plan so that the plan will continue until the earliest to occur of (a) termination of the Share Purchase Plan by the Board; (b) the issuance of all shares reserved for issuance under the Share Purchase Plan, and (c) February 2015, twenty years after the date the Board initially adopted the Share Purchase Plan. The Board believes that the increase in the number of shares reserved for issuance under the Share Purchase Plan and extension of the plan term are in the best interests of Insignia because of the continuing need to provide equity participation to attract and retain quality employees and remain competitive in the industry. The Board believes the Share Purchase Plan plays an important role in Insignia's efforts to attract and retain employees of outstanding ability.

        The Board approved the proposed amendments in April 2004, to be effective upon shareholder approval. Below is a summary of the principal provisions of the Share Purchase Plan, assuming shareholder approval of the amendments. The summary is not necessarily complete, and reference is made to the full text of the Share Purchase Plan. Copies of the Share Purchase Plan will be available for inspection at the place of the Annual General Meeting, from at least fifteen minutes prior to and until the conclusion of the Annual General Meeting. A copy of the Share Purchase Plan is also available to shareholders upon written request to Corporate Secretary, Insignia Solutions plc, 41300 Christy Street, Fremont, CA, USA 94538-3115

Share Purchase Plan History

        The Share Purchase Plan, covering 275,000 shares, was adopted by the Board in February 1995 and approved by the shareholders in March 1995. An amendment increasing the number of shares reserved for issuance under the Share Purchase Plan to 525,000 shares was adopted by the Board in April 1998 and approved by the shareholders in July 1998 and an amendment increasing the number of shares reserved for issuance under the Share Purchase Plan to 900,000 was adopted by the Board in April 1999 and approved by the shareholders in May 1999. The purpose of the Share Purchase Plan is to provide employees of Insignia designated by the Board as eligible to participate ("Participating Employees") with a convenient means to acquire an equity interest in Insignia through payroll deductions and to provide an incentive for continued employment.

        As of December 31, 2003, approximately 25 persons were eligible to participate in the Share Purchase Plan, 732,122 shares had been issued pursuant to the Share Purchase Plan and 176,878 shares were available for future issuance under the Share Purchase Plan. Since inception of the Share Purchase Plan, one executive officer of Insignia, Linda Potts purchased 8,843 shares, pursuant to the Share Purchase Plan. Over the term of the Share Purchase Plan through December 31, 2003, all employees as a group, other than executive officers, have purchased an aggregate of 634,014 shares under the Share Purchase Plan. The closing price of Insignia's ADSs on the Nasdaq SmallCap Market on April 1, 2004 was $1.65 per share.

Shares Subject To Purchase

        The shares subject to purchase under the Share Purchase Plan will consist of 1,200,000 ordinary shares. This number of shares is subject to proportional adjustment to reflect consolidation or subdivision of ordinary shares and other similar events.

Administration

        The Share Purchase Plan is administered by the Compensation Committee of the Board. The interpretation or construction by the Compensation Committee of any provisions of the Share Purchase Plan or of any right granted under it is final and binding on all Participating Employees.

Eligibility

        All employees of Insignia, or any parent or subsidiary of Insignia, are eligible to participate in an Offering Period (as defined below) under the Share Purchase Plan except the following: (a) employees who are not employed by Insignia, or any parent or subsidiary, on the 15th day of the month before the beginning of an Offering Period; (b) employees who are customarily employed for less than 20 hours per week; (c) employees who are customarily employed for less than five months in a calendar year; or (d) employees who, together with any other person whose shares would be attributed to such employee pursuant to Section 424(b) of the Internal Revenue Code of 1986, as amended (the "Code"), own shares or hold options to subscribe for shares or who, as a result of participation in the Share Purchase Plan, would own shares or hold options to subscribe for shares possessing 5% or more of the total combined voting power or value of all classes of shares of Insignia.

        Participating Employees participate in the Share Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation (in the case of employees in the United States), not to exceed $25,000 per year or such lower limit as set by the Compensation Committee. Compensation for this purpose includes, but is not limited to, base salary, wages, commissions, overtime, shift premiums (or the substantial equivalent thereof for employees outside of the United States), bonuses and draws, unreduced by the amount by which the Participating Employee's salary is reduced pursuant to Sections 125 or 401(k) of the Code.

        Each offering under the Share Purchase Plan is for a period of six months (the "Offering Period"). The Offering Periods commence on March 1 and September 1 of each year and end on August 31 and February 28, respectively, of each year. The first day of each Offering Period is the "Offering Date" for such Offering Period. The Board has the power to determine the dates of Offering Periods or change the duration of Offering Periods without shareholder approval.

        Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Share Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Share Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate continues to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. Not more than one change may be made during a single Offering Period.

Purchase Price

        The purchase price per share at which an Ordinary Share may be acquired in any Offering Period under the Share Purchase Plan is 85% of the lesser of (a) the fair market value of a share on the Offering Date or (b) the fair market value of a share on the last day of the Offering Period. The fair market value of a share is the closing price of Insignia's ADSs on the Nasdaq SmallCap Market on the date of determination.

Purchase Of Shares Under The Share Purchase Plan

        The number of whole shares a Participating Employee will be able to purchase in any Offering Period is determined by dividing the total amount withheld from the Participating Employee during the Offering Period pursuant to the Share Purchase Plan by the purchase price for each share determined as described above. The purchase takes place automatically on the last day of the Offering Period. Unless otherwise determined by the Board, no more than 200% of the number of shares determined by using 85% of the fair market value of a share on the Offering Date as the denominator may be purchased by an employee participating in the Share Purchase Plan on the last day of any Offering Period. At any time prior to 30 days before the commencement of an Offering Period, the Board may set a lower maximum number of shares which may be purchased by any Participating Employee on the last day of an Offering Period.

Withdrawal

        A Participating Employee may withdraw from any Offering Period, provided such withdrawal is made at least 15 days before the end of the Offering Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period in the same manner as for initial participation in the Share Purchase Plan.

Amendment Of The Share Purchase Plan

        The Board may at any time amend, terminate or extend the term of the Share Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Share Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, provided that the Board may terminate the Share Purchase Plan or an Offering Period on a Purchase Date or by setting a New Purchase Date, with respect to an Offering Period then in progress if the Board determines that the termination is in the best interests of the Company and its shareholders, or if continuation of the Share Purchase Plan and/or Offering Period would cause the Company to incur adverse accounting charges as a result of a change in the generally accepted accounting rules applicable to the Share Purchase Plan, nor may any amendment be made without shareholder approval if such amendment would constitute an amendment for which shareholder approval is required to comply with any applicable tax or securities laws.

Term Of The Share Purchase Plan

        The Share Purchase Plan will continue until the earlier to occur of: (a) termination of the Share Purchase Plan by the Board; (b) the issuance of all the shares reserved for issuance under the Share Purchase Plan; or (c) February 2015, twenty years after the date the Board initially adopted the Share Purchase Plan.

United States Federal Income Tax Information

        The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to Insignia and Participating Employees. The federal tax laws may change and the federal, state and local tax consequences for any Participating Employee will depend upon his or her individual circumstances. Each Participating Employee is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Share Purchase Plan. The following discussion does not purport to describe income tax consequences or tax consequences for Participating Employees in countries other than the United States.

        The Share Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

        Tax Treatment Of The Participating Employee.    Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Share Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

        If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (i) 15% of the fair market value of the shares at the beginning of the Offering Period or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of the shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a long-term capital loss for the difference between the sale price and the purchase price.

        If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (currently not subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of the sale and the fair market value of the shares at the date of purchase is a capital gain or loss. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is currently taxed at a maximum rate of 20%. To receive long-term capital gain treatment, the shares must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

        Tax Treatment Of Insignia.    Insignia will be entitled to a deduction in connection with the disposition of shares acquired under the Share Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. Insignia will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable Insignia to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify Insignia in writing of the date and terms of any disposition of shares purchased under the Share Purchase Plan.

United Kingdom Income Tax Information

        The following is a general summary as of the date of this proxy statement of the United Kingdom income tax consequences for Participating Employees who are resident or are ordinarily resident in the United Kingdom and who ordinarily perform all or part of the duties of their employment in the United Kingdom. Because the tax laws may change and because income tax consequences may vary depending upon the particular circumstances of each Participating Employee, each Participating Employee should consult his or her own tax advisor regarding the income tax consequences of participation in the Share Purchase Plan. The following discussion does not purport to describe income tax consequences or tax consequences for Participating Employees in countries other than the United Kingdom. Participating Employees are liable to be assessed to income tax on the difference between the fair market value of the shares at the time they acquire the shares and the actual discounted purchase price paid for the shares. This income tax due will be collected under the PAYE system. Upon resale of the shares acquired pursuant to the Share Purchase Plan, Participating Employees may be liable to pay capital gains tax on the difference between the market value of the shares on the date they are acquired and the price at which the Participating Employee disposed of such shares. However, if a Participating Employee disposes of the shares by way of gift or a sale for less than their market value to a "connected person" being the Participating Employee's spouse, a relative of the Participating Employee or the Participating Employee's spouse or the spouse of any such relative, then for the purposes of assessing capital gains tax liability, the Participating Employee will be deemed to have disposed of the shares at the market value on the date of disposal.

        For Offering Periods commencing prior to April 5, 1999, a Participating Employee will also be liable to pay employee national insurance contributions on all or part of the amount of the discount of the purchase price to market value of the shares on the Offering Date if the Participating Employee's earnings have not reached the maximum employee national insurance contributions' threshold. For Offering Periods commencing after April 5, 1999, a Participating Employee will be liable to pay employee national insurance contributions on all or part of the gain such Participating Employee receives at the time the shares are acquired, if the Participating Employee's earnings have not reached the maximum employee national insurance contributions' threshold.

ERISA

        The Share Purchase Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

New Plan Benefits

        The amounts of future share purchases under the Share Purchase Plan are not determinable because, under the terms of the Share Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon the fair market value of Insignia's ordinary shares.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 7

PROPOSALS 8 AND 9: AMENDMENT OF THE U.K. EMPLOYEE SHARE OPTION SCHEME 1996
AND 1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES

        Shareholders are being asked to approve amendments to the 1995 Stock Option Plan for U.S. Employees (the "1995 Plan") and the U.K. Employee Share Option Scheme 1996 (the "1996 Scheme") to increase the number of ordinary shares reserved for issuance thereunder by 1,000,000 shares, from 7,572,071 shares to 8,572,071 shares and to extend the term of the 1995 Plan so that the 1995 Plan will continue until April 30, 2014. The 1995 Plan is the Company's stock option plan for employees in the United States and the 1996 Scheme is the Company's stock option plan for employees in England. The 1996 Scheme is a subplan of the 1995 Plan, created as a result of the differences in law between the two jurisdictions. Shares in the stock option pool cover both the 1995 Plan and the 1996 Scheme (together, the "Option Plans"). Thus, although shareholders of the Company are asked to approve amendments to two separate plans, if both amendments are passed, there will only be a single increase of 1,000,000 ordinary shares to the collective stock option pool.

        The Board believes that the increase in the number of shares reserved for issuance under these option plans is in the best interests of Insignia because of the continuing need to provide share options to attract and retain quality employees and remain competitive in the industry. The Board believes that the granting of share options plays an important role in Insignia's efforts to attract and retain employees of outstanding ability. The Board believes that the additional reserve of shares with respect to which options may be granted will provide Insignia with adequate flexibility to ensure that Insignia can continue to aim for those goals and facilitate Insignia's expansion of its employee base.

        Insignia initially reserved an aggregate of 3,372,071 ordinary shares for issuance under the Option Plans. An increase in the number of shares reserved for issuance under the Option Plans to 3,922,071 was adopted by the Board in April 1997 and approved by the shareholders in May 1997, an increase in the number of shares reserved for issuance under the Option Plans to 4,672,071 was adopted by the Board in April 1999 and approved by the shareholders in May 1999, an increase in the number of shares reserved for issuance under the Option Plans to 5,072,071 was adopted by the Board in April 2000 and approved by the shareholders in July 2000, an increase in the number of shares reserved for issuance under the Option Plans to 6,072,071 was adopted by the Board in February 2001 and approved by the shareholders in May 2001, and an increase in the number of shares reserved for issuance under the Option Plans to 7,572,071 was adopted by the Board in January 2002 and approved by the shareholders in June 2002. Any shares that would have been issuable upon exercise of options granted pursuant to any of Insignia's employee share option plans that expire or become unexercisable for any reason without having been exercised in full will become available for grant under the Option Plans.

        As of December 31, 2003, approximately 25 persons were eligible to receive options under the Option Plans. At that date, under the Option Plans, 1,735,944 shares had been issued upon exercise of options, 4,525,105 shares were subject to outstanding options and 1,311,022 shares were available for future option grants, after taking into account any shares issuable upon exercise of options under any of Insignia's employee share option plans that have expired or become unexercisable without having been exercised in full and that have become available for future option grants under the Option Plans. The closing price of Insignia's ADSs on the Nasdaq SmallCap Market on April 1, 2004 was $1.65 per share.

        As of March 31, 2004, 6,295,067 shares have been drawn from the stock option pool from the 1995 Plan and 1996 Scheme. If Proposal 7 is passed by a majority vote of the shareholder votes cast at the meeting, the 1996 Scheme will be amended so that the reference to "will exceed 7,572,071 Ordinary Shares" in Rule 4.2 of the 1996 Scheme will be substituted by a reference to "will exceed 8,572,071 Ordinary Shares." If Proposal 8 is passed by a majority vote of the shareholder votes cast at the meeting, the 1995 Plan will be amended so that the reference to "shall be seven million five hundred seventy-two thousand and seventy-one (7,572,071) Shares" in Section 2.1 will be substituted by a reference to "shall be eight million five hundred seventy-two thousand and seventy-one (8,572,071) Shares."

        The Board approved the proposed amendments in April 2004, to be effective upon shareholder approval. Below is a summary of the principal provisions of the Option Plans, assuming shareholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Option Plans. Copies of the 1995 Plan and the 1996 Scheme will be available for inspection at the place of the Annual General Meeting, from at least fifteen minutes prior to and until the conclusion of the Annual General Meeting. Copies are also available to shareholders upon written request to Corporate Secretary, Insignia Solutions plc, 41300 Christy Street, Fremont, CA, USA 94538-3115

U.K. EMPLOYEE SHARE OPTION SCHEME 1996

1996 Scheme History

        The 1996 Scheme was adopted by the Board in March 1996 and approved by the shareholders in April 1996. The purpose of the 1996 Scheme is to attract, retain and provide equity incentives to selected persons to promote the financial success of Insignia through awards of share options.

Shares Subject to the 1996 Scheme

        If any option granted pursuant to the 1996 Scheme expires or is surrendered for any reason without being exercised in whole or in part, the shares released from such option will again become available for grant under the 1996 Scheme or the 1995 Plan. In addition, any shares issuable upon exercise of options granted pursuant to previous Insignia employee options plans or the 1995 Plan that expire or become unexercisable for any reason without having been exercised in full also will become available for grant under the 1996 Scheme.

Eligibility

        Options may be granted under the 1996 Scheme to employees, including officers and directors who are also employees, of Insignia, or any parent or subsidiary of Insignia. Insignia generally grants options under the 1996 Scheme to employees who are resident or are ordinarily resident outside of the United States and who ordinarily perform all or part of the duties of their employment outside of the United States. As of December 31, 2003, approximately 10 persons were eligible to receive options under the 1996 Scheme, 9,043 shares had been issued upon exercise of options and options to purchase 713,013 shares were outstanding under the 1996 Scheme.

Administration

        The 1996 Scheme is administered by the Compensation Committee the members of which are appointed by the Board. The Compensation Committee currently consists of John C. Fogelin, Richard M. Noling and Vincent S. Pino, all of whom are "non-employee directors" as that term is defined in Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and an "outside directors" as that term is defined pursuant to Section 162(m) of the Internal Revenue Code (the "Code").

        Subject to the terms of the 1996 Scheme, the Compensation Committee determines the persons who are to receive options, the number of shares subject to each such option and the terms and conditions of each such option. The Compensation Committee has the authority to construe and interpret any of the provisions of the 1996 Scheme or any options granted thereunder. Nicholas, Viscount Bearsted, Insignia's Chairman, and Mark E. McMillan, Insignia's President and Chief Executive Officer, constitute a committee that is authorized to make grants of options to non-officer employees pursuant to guidelines established by the Board.

Share Options

        Options granted under the 1996 Scheme have a maximum term of ten years after the date of grant. The exercise price of an option granted under the 1996 Scheme may not be less than the higher of the market value (as defined in the 1996 Scheme) of an ordinary share on the trading day immediately preceding the date of grant and its nominal value. The exercise price of options granted under the 1996 Scheme may be paid: (1) in cash (by cheque); or where permitted by law and approved by the Committee (2) by waiver of compensation due to or accrued by the optionee for services rendered; (3) by a "same-day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer"); (4) by a "margin" commitment from the optionee and an NASD Dealer; or (5) by any combination of the foregoing.

Mergers, Consolidations, Change of Control

        In the event of a change of control of Insignia or the sale of substantially all the assets of Insignia, the successor corporation may assume or substitute equivalent options in exchange for those granted under the 1996 Scheme or provide substantially similar consideration to optionees under the 1996 Scheme as is offered to shareholders of Insignia. In the event that the successor corporation, if any, does not assume or substitute the options or offer substantially similar consideration, the options will expire on such transaction at the time and upon the conditions as specified in the 1996 Scheme or as the Compensation Committee determines.

Amendment of the 1996 Scheme

        The Board may at any time terminate or amend the 1996 Scheme, including amendment of any form of option or instrument to be executed pursuant to the 1996 Scheme. However, the Board may not amend the 1996 Scheme in any manner that requires shareholder approval pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder without such approval.

Term of the 1996 Scheme

        The 1996 Scheme will terminate in April 2006, ten years from the date the 1996 Scheme was adopted by Insignia in general meeting. Such termination will not affect the options outstanding at that time.

United Kingdom Income Tax Information

        The following is a general summary as of the date of this proxy statement of the United Kingdom income tax consequences for employees participating in the 1996 Scheme who are resident or are ordinarily resident in the United Kingdom and who ordinarily perform all or part of the duties of their employment in the United Kingdom. Because the tax laws may change and because income tax consequences may vary depending upon the particular circumstances of each participant, each participant should consult his or her own tax advisor regarding the income tax consequences of participation in the 1996 scheme. The following discussion does not purport to describe income tax consequences or tax consequences for participants in countries other than the United Kingdom.

        A participant in the 1996 Scheme will be liable to be assessed to income tax on the difference between the exercise price of the shares subject to such participant's option and the market value of the shares at the date of exercise of the option. If the option is granted on or after November 27, 1996 the income tax due will be collected under the "pay as you earn system."

        If a participant exercises an option granted after April 5, 1999, the participant will be required to pay employee national insurance contributions on the difference between the exercise price paid and the market value of the shares at the date of exercise

        Capital gains tax may be payable on the eventual disposal of the shares which the optionee acquires upon exercise of an option. The liability to capital gains tax will usually be based on the difference between the market value of the shares at the date of exercise of the option and the price at which the shares are sold. However, if the shares are given away or sold for less than their market value to a "connected person" being a spouse or a relative of the seller or the seller's spouse or the spouse of any such relative then, for the purposes of assessing the capital gains tax liability, the seller will be deemed to have disposed of the shares at their market value on the date of disposal.

ERISA

        The 1996 Scheme is not subject to any of the provisions of ERISA.

New Plan Benefits

        The amounts of future option grants under the 1996 Scheme are not determinable because, under the terms of the 1996 Scheme, such grants are made in the discretion of the Compensation Committee. Future option exercise prices are not determinable because they are based upon the fair market value of Insignia's ADSs on the date of grant.

1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES

1995 Plan History

        The 1995 Plan was adopted by the Board in February 1995 and approved by the shareholders in March 1995. The purpose of the 1995 Plan is to attract, retain and provide equity incentives to selected persons to promote the financial success of Insignia through awards of share options. From its inception in November 1995 to December 31, 2003, options to purchase an aggregate of 7,967,100 shares were granted under the 1995 Plan.

Shares Subject to the 1995 Plan

        If any option granted pursuant to the 1995 Plan expires or terminates for any reason without being exercised in whole or in part, the shares released from such option will again become available for grant under the 1995 Plan or the 1996 Scheme. In addition, any shares issuable upon exercise of options granted pursuant to previous Insignia employee option plans or the 1996 Scheme that expire or become unexercisable for any reason without having been exercised in full also will become available for grant under the 1995 Plan.

Eligibility

        Options may be granted under the 1995 Plan to employees, officers, directors, consultants and advisors of Insignia, or any parent, subsidiary or affiliate of Insignia. The aggregate maximum number of shares that may be issued to any one optionee under the 1995 Plan in any one year is 500,000 shares. As of December 31, 2003, approximately 25 persons were eligible to receive options under the 1995 Plan, 395,542 shares had been issued upon exercise of options and 3,812,092 shares were subject to outstanding options.

Administration

        The 1995 Plan is administered by the Compensation Committee. Subject to the terms of the 1995 Plan, the Compensation Committee determines the persons who are to receive options, the number of shares subject to each such option and the terms and conditions of each such option. The Compensation Committee has the authority to construe and interpret any of the provisions of the 1995 Plan or any options granted thereunder. Nicholas, Viscount Bearsted, Insignia's Chairman and Mr. McMillan, Insignia's President and Chief Executive Officer, constitute a committee that is authorized to make grants of options to non-officer employees pursuant to guidelines established by the Board.

Share Options

        Options granted under the 1995 Plan may be incentive stock options ("ISOs") within the meaning of Section 422 of the Code or nonqualified stock options ("NQSOs"). Only employees of Insignia, or of a parent or subsidiary of Insignia, may be granted ISOs. Options under the 1995 Plan have a maximum term of 10 years after the date of grant, except that the term of an option granted to a person holding more than 10% of the total combined voting power of all classes of stock of Insignia, or any parent or subsidiary of Insignia, is limited to five years.

        The exercise price of an option granted under the 1995 Plan may not be less than the fair market value (as defined in the 1995 Plan) of an ordinary share on the date of grant, except that the exercise price of an ISO granted to a person holding more than 10% of the total combined voting power of all classes of stock of Insignia, or any parent or subsidiary of Insignia, must be not less than 110% of such fair market value.

        The exercise price of options granted under the 1995 Plan, plus any applicable income tax withholding, may be paid: (1) in cash (by check); or where permitted by law and approved by the Committee, in its sole discretion, at the time of grant (2) by waiver of compensation due to or accrued by the optionee for services rendered; (3) by a "same-day sale" commitment from the optionee and an NASD Dealer; (4) by a "margin" commitment from the optionee and an NASD Dealer; or (5) by any combination of the foregoing.

Mergers, Consolidations, Change of Control

        In the event of a merger, consolidation, dissolution or liquidation of Insignia, the sale of substantially all the assets of Insignia or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent options in exchange for those granted under the 1995 Plan or provide substantially similar consideration, shares or other property subject to repurchase restrictions no less favorable to optionees under the 1995 Plan. In the event that the successor corporation, if any, does not assume or substitute the options, the options will expire on such transaction at the time and upon the conditions as the Compensation Committee determines.

Amendment of the 1995 Plan

        The Board may at any time terminate or amend the 1995 Plan, including amendment of any form of option agreement, exercise agreement or instrument to be executed pursuant to the 1995 Plan. However, the Board may not amend the 1995 Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder, the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder without such approval.

Term of the 1995 Plan

        The 1995 Plan will terminate in April 2014, ten years from the date the amended and restated 1995 Plan was adopted by the Board.

United States Federal Income Tax Information

        The following is a general summary as of the date of this proxy statement of the U.S. federal income tax consequences to Insignia and optionees associated with options granted under the 1995 Plan. The U.S. federal tax laws may change and the U.S. federal, state and local tax consequences for any optionee will depend upon his or her individual circumstances. Each optionee is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 1995 Plan.

        Incentive Stock Option.    The optionee will not recognize income upon grant of an ISO and will not incur tax on its exercise (unless the optionee is subject to the alternative minimum tax described below). If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for one year after the date the option was exercised and for two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss)

upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

        If the optionee disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

        Alternative Minimum Tax.    The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($49,000 in the case of a joint return in 2004, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares.

        Nonqualified Stock Options.    An optionee will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee's exercise price. The included amount will be treated as ordinary income by the optionee and will be subject to income tax and FICA withholding by Insignia (either by payment in cash or withholding out of the optionee's salary if the optionee is an employee). Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

        Tax Treatment of Insignia.    Insignia will be entitled to a deduction in connection with the exercise of an NQSO by a domestic employee or director to the extent that the optionee recognizes ordinary income. Insignia will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

        The 1995 Plan is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the code.

New Plan Benefits

        The amounts of future option grants under the 1995 Plan are not determinable because, under the terms of the 1995 Plan, such grants are made in the discretion of the Compensation Committee. Future option exercise prices are not determinable because they are based upon the fair market value of Insignia's ADSs on the date of grant.

Equity Compensation Plan Information

        The number of shares allocated under both the 1995 Plan and the 1996 Scheme to the Company's Chief Executive Officer, the other executive officers named in the compensation tables appearing later in this proxy statement and the other employees is summarized below:

PLAN BENEFITS
1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES
(NOVEMBER 1995-MARCH 31, 2004)
U.K. EMPLOYEE SHARE OPTION SCHEME 1996
(APRIL 1996-MARCH 31, 2004)

NAME AND POSITION	NO. OF UNITS
Peter Bernard, Chief Product Officer	205,000
Paul Edmonds, Vice President of Engineering	137,500
Mark E. McMillan, Chief Executive Officer and President	1,009,500
Richard M. Noling, Former President and Former Chief Executive Officer	638,300
Linda C. Potts, Former Chief Financial Officer, Secretary and Vice President	214,150
George Buchan, Former Vice President of Engineering	238,166
Executive Group	2,204,450
Non-Executive Director Group	291,500
Non-Executive Officer Employee Group/All Other Current and Former Employees	2,120,655

THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 8 AND 9

PROPOSAL 10: INCREASE OF AUTHORIZED SHARE CAPITAL

        The Board of Directors of the Company has approved and recommends that the shareholders also approve Proposal 10 to increase the authorized share capital to £15,600,000 by the creation of an additional 25,000,000 ordinary shares of 20p nominal value. Each new ordinary share will rank pari passu in all respects with the existing ordinary shares in the capital of the Company. The Board believes that this increase in the number of authorized shares will provide the Company with the flexibility to act in the future with respect to financing programs, acquisitions and other corporate needs. The transactions described in Proposals 7, 8 and 9 are not contingent or conditional upon approval of this Proposal 10.

        As of April 1, 2004, the Company had an authorized share capital of £10,600,000 divided into 50,000,000 ordinary shares of 20p each and 3,000,000 preferred shares of 20p each. As of April 1, 2004, there were 29,141,353 ordinary shares issued and outstanding. This number does not include the shares reserved for issuance under outstanding options and warrants to purchase ordinary shares or shares reserved for future issuance under the Company's Shares Purchase Plan, the 1996 Scheme and the 1995 Plan.

        The Board of Directors of the Company believes that the proposed increase in the number of authorized shares will provide the Company greater flexibility to act with respect to such corporate purposes as may be considered advisable by the Board of Directors. Such stock could be used, for example, for equity financings, acquisitions, employee benefit plans, stock splits or dividends and other corporate needs. Except for the transactions described in Proposals 7, 8 and 9, the Board of Directors has no current plans to issue additional ordinary shares. However, the Company has in the past and may in the future issue shares either in connection with private placement financings and/or acquisitions of complementary businesses or technologies. The Board of Directors believes that approval of this Proposal 10 is necessary to provide the Company with the flexibility to pursue the types of opportunities described above without the added delay and expense of a special shareholders' meeting.

        The increase in the authorized share capital of the Company will not have any immediate effect on the rights of existing shareholders. To the extent that the additional authorized ordinary shares are issued in the future, however, they will decrease the existing shareholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by the existing shareholders for their shares, could be dilutive to the Company's existing shareholders.

        The increase in the number of authorized ordinary shares and the subsequent issuance of additional ordinary shares could have the effect of delaying or preventing a change of control of the Company without further action by the shareholders. Authorized but unissued ordinary shares (or American depositary shares representing ordinary shares) could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. The availability of authorized but unissued ordinary shares might also discourage or frustrate a merger, a tender offer for the Company's ordinary shares (or American depositary shares representing ordinary shares) or other transactions at a premium over the market price that a shareholder may consider favorable.

        In addition, the Company has a class of preferred shares, which may potentially be issued with rights and preferences designed by the Board of Directors to delay or prevent a change of control. The Company believes that the unissued preferred shares, together with the proposed increase of authorized ordinary shares, would be sufficient to implement the Company's anti-takeover measures and to pursue financing or business combination transactions with equity.

        The Board of Directors is not aware of any attempt to take control of the Company and has not presented this Proposal 10 with the intention that the increase in the authorized share capital of the Company be used as a type of anti-takeover device. Although there are no current plans, the Company may utilize its increased share capital in transactions with strategic businesses or technologies that are complementary to the Company.

        The following Ordinary Resolution will be considered at the meeting in relation to Proposal 10, which will require an affirmative vote of a majority of the votes cast at the meeting to be passed: "THAT the Company's authorized share capital be increased from £10,600,000 to £15,600,000 by the creation of an additional 25,000,000 Ordinary Shares of 20p nominal value, each ranking pari passu in all respects with the existing Ordinary Shares in the capital of the Company".

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 10

PROPOSALS 11 AND 12: ALLOTMENT OF SECURITIES

        Section 80 of the U.K. Companies Act 1985 prohibits a company from allotting securities without the authority of the shareholders of the company in general meeting. This is supplemented by Section 89 of the Act, which requires (subject to specified exemptions) that a company may not allot new securities for cash unless it has first offered them to existing shareholders.

        The Board of Directors is presently authorized to allot shares up to an aggregate nominal value of £5,244,849.80, or 26,224,249 shares, pursuant to an ordinary resolution passed by Insignia on April 26, 2001 and expiring five years from that date, and to do so without first offering the shares to existing shareholders.

        If Proposal 10 is passed, it is now proposed to cancel these authorities, to the extent that they have not already been relied upon and, by the passing of this Proposal 11 as an ordinary resolution, to authorize the Board, for a period of five years, to allot relevant securities having an aggregate nominal value of up to £9,771,729.40, or 48,858,647 shares, which includes the proposed 25,000,000 share increase of authorized shares in Proposal 10.

        Proposal 12, if passed as a special resolution, will authorize the Board, for a period of five years, to allot equity securities under the authority conferred by Proposal 11 without first offering them to existing shareholders.

        Proposal 12 is a special resolution. A special resolution requires the affirmative vote of at least 75% of the votes cast at the meeting in order to pass.

        The Company believes it has sufficient funding to finance its operations through March 2005. However, the Company may require additional financing in the future. Proposals 11 and 12 above authorize the Board to allot shares, as well as other types of securities and options or warrants to purchase securities. The Board believes that this authority will provide Insignia with the flexibility necessary to obtain additional financing, if necessary, because such waiver by the shareholders permits Insignia to issue equity capital without first offering such equity capital to the Company's existing shareholders, as required by Section 89 of the Act. There can be no assurance that Insignia will be able to obtain additional financing when needed, on acceptable terms, or at all. The failure to raise additional funds on a timely basis and on sufficiently favorable terms could have a material adverse effect on the business, operating results and financial condition of Insignia. Except for the transactions described in Proposals 7, 8 and 9, the Board of Directors has no current plans to issue additional ordinary shares. However, the Company has in the past and may in the future issue shares either in connection with private placement financings and/or acquisitions of complementary businesses or technologies.

        The following Ordinary Resolution will be considered at the meeting in relation to Proposal 11, which will require a majority of the shareholder votes cast at the meeting to be passed: "THAT, conditionally upon the passing of the Resolution numbered 10 above, in accordance with Section 80 of the Companies Act 1985 (the "Act"), the directors be and are hereby generally and unconditionally authorized to exercise all the powers of the Company to allot relevant securities (as defined in Section 80 of the Act) up to an aggregate nominal amount of £9,771,729.40 provided that this authority (unless previously revoked or renewed) shall expire on June 22, 2009 and that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired; and THAT the authority conferred on the directors by an ordinary resolution passed on April 26, 2001 to allot shares up to an aggregate nominal amount of £5,244,849.80 (to expire on April 25, 2006) shall cease to have effect upon and with effect from the passing of this resolution."

        The following Special Resolution will be considered at the meeting in relation to Proposal 12, which will require at least 75% of the shareholder votes cast at the meeting to be passed: "THAT, conditionally upon the passing of the Resolutions numbered 10 and 11 above, in accordance with Section 95(1) of the Act, the directors be and are hereby given power, for the period commencing on and with effect from the date of adoption of this Resolution and (unless previously revoked or renewed) expiring on June 22, 2009, to allot equity securities (as defined in Section 94(2) of the Act) pursuant to the authority conferred by the Resolution numbered 11 above as if Section 89(1) of the Act did not apply to such allotment and provided that the Company may before the expiry on June 22, 2009 of the authority conferred by this Resolution numbered 12 make an offer or agreement which would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired; and THAT the power conferred on the directors by a special resolution passed on April 26, 2001 to allot shares up to an aggregate nominal amount of £5,244,849.80 as if Section 89 of the Act did not apply to such allotment (to expire on April 25, 2006) shall cease to have effect upon and with effect from the passing of this resolution."

THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 11 AND 12

AUDIT COMMITTEE REPORT

        The Audit Committee of the Company's Board of Directors (the "Audit Committee") consists of three (3) non-employee directors, Nicholas, Viscount Bearsted, Vincent S. Pino and David Frodsham. Each of the members of the Audit Committee is independent as defined by the Nasdaq Marketplace Rules and each of them is able to read and understand fundamental financial statements. The Board has determined that Vincent Pino qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission.

        The Audit Committee operates under a written charter adopted by the Board in 2001. Among its other functions, the Audit Committee recommends to the Board, subject to shareholder ratification, the selection of the Company's independent accountants.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and over see these processes.

        In this context the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

        The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence. The Audit Committee concluded after due consideration that the non-audit services provided by the independent accountants were compatible with maintaining independence.

        Based on the Audit Committee's discussion with management and the independent accountants, and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommends that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

        Submitted by the Audit Committee of the Company's Board of Directors:

Nicholas, Viscount Bearsted, Vincent S. Pino, and David Frodsham.

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

        For the fiscal years ended December 31, 2003 and 2002, Burr, Pilger & Mayer LLP and their respective affiliates (collectively, "BMP"), our current independent accountants and PricewaterhouseCoopers LLP, and their respective affiliates (collectively, "PWC") our former independent auditor and principal accountant, billed the approximate fees set forth below.

	Total	Audit Fees(1)	Audit- Related Fees(2)	Tax Fees (3)	All Other Fees(4)
2003
BPM	$22,015	$16,115	$—	$—	$5,900
PWC	238,488	168,379	—	70,108	—

	$260,028	$184,019	$—	$70,108	$5,900

2002
PWC	$332,152	$184,082	$—	$63,070	$85,000

Total fees billed 2002	$332,152	$184,082	$—	$63,070	$85,000

(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2)
Audit-related fees consisted primarily of accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services.

(3)
For fiscal year 2003 and 2002, respectively, tax fees principally included tax compliance fees of $64,224 and $63,070, and tax advice and tax planning fees of $5,884 and $0.

(4)
All other fees principally include fees relating to filings on Form 8-K in fiscal year 2003 and fees relating to registration statements on Form S-1 and Form S-8 filings in fiscal year 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of February 28, 2004, with respect to the beneficial ownership of the Company's Ordinary Shares by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Ordinary Shares, (ii) each director, (iii) the Company's Chief Executive Officer and each other executive officer or former executive officer named in the compensation tables appearing later in this proxy statement, and (iv) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securites and Exchange Commission (the "SEC") or other reliable information.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Nicholas, Viscount Bearsted(2)	805,446	2.8%
Richard M. Noling(3)	637,298	2.1%
Mark E. McMillan(4)	634,285	2.1%
Vincent S. Pino(5)	304,332	1.0%
George Buchan(6)	210,928	*
Linda C. Potts(7)	144,259	*
David G. Frodsham(8)	138,650	*
Peter Bernard(9)	106,250	*
John C. Fogelin(10)	86,000	*
Paul Edmonds(11)	68,750	*
All directors and executive officers as a group(10 persons)(12)	3,136,198	10.0%

*
Less than 1%

(1)
Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options that are currently exercisable or exercisable within 60 days of February 28, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table does not include shares issued to Fusion Capital upon exercise of warrants.

(2)
Includes 168,500 shares subject to options that were exercisable within 60 days of February 28, 2004. Nicholas, Viscount Bearsted is Chairman of the Board of Insignia.

(3)
Includes 623,300 shares subject to options that were exercisable within 60 days of February 28, 2004. Mr. Noling is the former President and Chief Executive Officer, and currently serves a director of Insignia.

(4)
Includes 628,250 shares subject to options that were exercisable within 60 days of February 28, 2004. Mr. McMillan is President and Chief Executive Officer of Insignia.

(5)
Includes 94,126 shares subject to options that were exercisable within 60 days of February 28, 2004. Mr. Pino is a director of Insignia.

(6)
Includes 190,666 shares subject to options that were exercisable within 60 days of February 28, 2004. Mr. Buchan served as Senior Vice President of Engineering and UK General Manager of Insignia until December 1, 2003.

(7)
Includes 131,425 shares subject to options that were exercisable within 60 days of February 28, 2004. Ms. Potts served as Chief Financial Officer from February 2003 to January 2004.

(8)
Includes 97,250 shares subject to options that were exercisable within 60 days of February 28, 2004. Mr. Frodsham is a director of Insignia.

(9)
Represents shares subject to options that were exercisable within 60 days of February 28, 2004. Mr. Bernard is Chief Product Officer.

(10)
Represents shares subject to options that were exercisable within 60 days of February 28, 2004. Mr. Fogelin is a director of Insignia.

(11)
Represents shares subject to options that were exercisable within 60 days of February 28, 2004. Mr. Edmonds is Vice President of Engineering.

(12)
Includes the shares indicated as included in footnotes (4) through (11).

EXECUTIVE COMPENSATION

        The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of 2003, 2002 and 2001 by the Company's Chief Executive Officer, Former Chief Executive Officer and each of the Company's three most highly compensated officers who were serving as executive officers at the end of 2003, as well as one former Vice President of Engineering who left the Company during 2003 (the "Named Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to options granted and certain other compensation, whether paid or deferred.

Summary Compensation Table

Long Term Compensation Awards
Annual Compensation
Securities Underlying Options (#)
Name and Principal Positions	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)			All Other Compensation ($)(2)
Mark E. McMillan Chief Executive Officer and President	2003 2002 2001	230,000 223,683 217,708	9,607 — 20,092	— — —		500,000 50,000 134,500	1,080 1,080 1,080	(2) (2) (2)
Paul Edmonds(3) Vice President, Engineering	2003 2002 2001	140,000 100,397 —	15,986 8,308 —	— — —		112,500 25,000 —	— — —
Peter Bernard Chief Product Officer	2003 2002 2001	140,000 140,228 22,346	40,000 40,000 —	— — —		150,000 25,000 30,000	1,080 810 —	(2) (2)
Linda Potts(4) Former Chief Financial Officer, Former Company Secretary and Vice President, Controller	2003 2002 2001	148,000 143,597 144,917	5,650 — —	— — —		150,000 15,000 19,150	1,080 1,080 1,080	(2) (2) (2)
Richard M. Noling(5) Former Chief Executive Officer, Former Acting Chief Financial Officer and Former Company Secretary	2003 2002 2001	144,404 235,886 232,708	— — 50,568	— — —		— — 139,000	149,550 — 900	(6) (2)
George Buchan(7) Former Senior Vice President of Engineering and Former UK General Manager	2003 2002 2001	170,844 166,723 164,515	— — 32,329	19,525 19,635 19,206	(8) (8) (8)	— 25,000 99,000	85,915 17,181 16,805	(9) (2) (2)

(1)
Bonuses paid to the executive officers are based on a target bonus set for each officer each quarter, adjusted by Insignia's operating results over plan and the executive officer's performance against quarterly qualitative goals. All executive officer bonuses are at the discretion of the Compensation Committee of the Board.

(2)
Represents Insignia contributions to defined contribution employee benefit plans.

(3)
Mr. Edmonds joined Insignia in April 2002. He was appointed Vice President of Engineering in February 2003.

(4)
Ms. Potts joined Insignia in March 1998. She was appointed Chief Financial Officer in February 2003. She resigned as Chief Financial Officer on January 19, 2004. Ms. Potts will remain with the Company as the Controller.

(5)
Mr. Noling joined Insignia in March 1996. His last day with Insignia was February 17, 2003.

(6)
Includes loan forgiveness of $125,362.50 and vacation pay out of $24,188.

(7)
Mr. Buchan joined Insignia in September 1991. His last day with Insignia was December 1, 2003.

(8)
Represents the payment of a Company car allowance.

(9)
Includes pension contribution of $17, 084, vacation pay of $22,986 and redundancy pay of $45,845.

        The following table sets forth further information regarding individual grants of rights to purchase Ordinary Shares during 2003 to each of the Named Officers. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compounded share price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises depend upon the future performance of the Ordinary Shares and ADSs. There can be no assurance that the potential realizable values shown in this table will be achieved.

Option Grants in 2003

Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term(1)
Number of Securities Underlying Options Granted (#)
Percent of Total Options Granted to Employees in 2003
Name					Exercise Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Mark E. McMillan	200,000 100,000 200,000	(2) (3) (2)	10 5 10	% % %	20 pence 20 pence $0.61	04/05/13 04/05/13 07/29/13	45,897 22,948 45,897	116,311 58,156 116,311
Linda Potts	100,000 50,000	(2) (3)	5 2	% %	20 pence 20 pence	04/05/13 04/05/13	22,948 11,474	58,156 29,078
Peter Bernard	100,000 50,000	(2) (3)	5 2	% %	20 pence 20 pence	04/05/13 04/05/13	22,948 11,474	58,156 29,078
Paul Edmonds	75,000 37,500	(2) (3)	4 2	% %	20 pence 20 pence	04/05/13 04/05/13	17,211 8,606	43,617 21,808
Richard M. Noling	—		—		—	—	—	—
George Buchan	—		—		—	—	—	—

(1)
The 5% and 10% assumed annual compound rates of share price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of future Ordinary Share or ADS prices.

(2)
These incentive options were granted pursuant to the Company's 1995 Incentive Stock Option Plan for U.S. Employees. These options vest and become exercisable at the rate of 2.0833% of the shares for each full month that the optionee renders service to the Company. The option exercise price is equal to the fair market value of the Company's Ordinary Shares on the date of grant and the options expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(3)
These incentive options were granted pursuant to the Company's 1995 Incentive Stock Option Plan for U.S. Employees. These options vest and become exercisable on December 31, 2003. The option exercise price is equal to the fair market value of the Company's Ordinary Shares on the date of grant and the options expire ten years from the date of grant, subject to earlier termination upon termination of employment.

        The following table sets forth certain information concerning the exercise of options by each of the Named Officers during 2003, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable rights to acquire shares as of December 31, 2003. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding rights to acquire shares and $0.91 per share, which was the closing price of the ADSs as reported on the Nasdaq SmallCap Market on December 31, 2003.

Aggregated Option Exercises in 2003 and
Year-End Option Values

			Number of Securities Underlying Unexercised Options at Year-End (#)
					Value of Unexercised In-the- Money Options at Year-End ($)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark E. McMillan	—	—	572,000	437,500	78,930	144,600
Linda Potts	—	—	122,413	85,738	37,256	45,425
Peter Bernard	—	—	93,333	111,667	36,340	45,425
Paul Edmonds	—	—	60,417	77,083	27,255	34,069
Richard M. Noling	—	—	604,550	33,750	2,220	—
George Buchan	—	—	238,166	—	2,220	—

(1)
"Value Realized" represents the fair market value of the shares underlying the options on the date of exercise less the aggregate exercise price of the options.

(2)
For purposes of the table, all amounts in pounds sterling were converted to U.S. dollars using $1.78 per pound sterling, the exchange rate in effect as of December 31, 2003.

Employment Agreements

        Effective March 25, 1997, Mr. Noling entered into an employment agreement with the Company, which was terminable by either party upon six month's notice and by the Company for cause at any time. In connection with such agreement, Mr. Noling was granted options to purchase (i) 100,000 ordinary shares at an exercise price of $1.969, such options being 100% vested and immediately exercisable, (ii) 100,000 ordinary shares at an exercise price of $1.969, such options to vest and become exercisable at the rate of 2.0833% of the shares on the first day of each month following the date of grant and (iii) 200,000 ordinary shares on the day of the 1997 Annual General Meeting, such options to vest and become exercisable at the rate of 2.0833% of the shares on the first day of each month following the date of grant. The Annual General Meeting was held on May 29, 1997 and the options were granted at an exercise price of $2.375. 100,000 of these options are subject to accelerated vesting and exercisability should the Company meet certain earnings per share ("EPS") targets as follows: (a) 25,000 options are accelerated should the EPS exceed $0.07 for 2 consecutive quarters (b) 37,500 options are accelerated should the EPS exceed $0.14 for 2 consecutive quarters and (c) 37,500 options are accelerated should the EPS exceed $0.21 for 2 consecutive quarters, with a maximum of one early vesting event per quarter. These 100,000 options fully vest upon a takeover or merger of the Company.

        The employment agreement continued through its original term of May 31, 2001, and was automatically extended for an additional year through May 31, 2002. The agreement provided that, in the event of any business combination resulting in a change of control of the Company or in the event of disposal of a majority of the assets of the Company, and the termination or constructive termination of Mr. Noling's employment, Mr. Noling would receive his then current full salary for a period of twelve months following such termination. In addition he would be entitled to continued vesting and exercisability of his options for a period of twelve months after termination and would be entitled to participate in the Company's employee benefits on the same basis as if he were an employee.

        In connection with the termination of Mr. Noling's employment in February 2003, the Company entered into a separation agreement with Mr. Noling pursuant to which the Company agreed to pay as severance to Mr. Noling his regular monthly base salary for a six-month period, which severance would be reduced to 50% of his base salary in the event that Mr. Noling commenced new employment during such period. In the event that the Company were acquired within six months following the date of termination of his employment, the severance period will be extended for an additional six months. All stock options held by Mr. Noling will continue to vest for so long as he continues to serve as a member of the board of directors.

        On February 13, 2001, Insignia entered into a promissory note with Mr. Noling whereby Mr. Noling borrowed $150,000 from the U.S.-based subsidiary of Insignia. The promissory note was due in three equal installments, on each annual anniversary from the date of the note. The note was amended on January 24, 2002 to extend the first and subsequent installments one year. The first installment was due on February 13, 2003. Mr. Noling's employment was terminated with Insignia effective February 14, 2003. The Company forgave, effective March 6, 2003 the balance of the loan, $125,362.50, in lieu of any bonus compensation.

        With effect from April 1, 1997, Nicholas, Viscount Bearsted, Chairman of the Company, entered into a Consulting Agreement with the Company whereby he acts as consultant to the Company providing advice and assistance as the Board may from time to time request. The agreement was amended April 20, 1998 and deleted his commitment to provide services to the Company and the Company's commitment to pay him a minimum amount. He has agreed to remain available to perform services as requested by Insignia. The agreement is terminable by either party upon six month's advance written notice and by the Company for cause at any time. In the event of any business combination resulting in a change of control of the Company or in the event of disposal of a majority of the assets of the Company, and termination or constructive termination of his consultancy, Nicholas, Viscount Bearsted will be entitled to receive an additional twenty-six week's consultancy fees.

        In January 1993, Mr. Buchan entered into an employment agreement with the Company, as amended on March 6, 2001 which may be terminated by either party upon six months' notice and by the Company for cause at any time. The Company entered into a separation agreement with Mr. Buchan effective June 1, 2003. The Company has agreed to pay as severance to Mr. Buchan his regular monthly base salary for a six-month period.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board (the "Committee") makes all decisions involving the compensation of executive officers of the Company. The Committee consists of the following non-employee directors: Vincent S. Pino, John Fogelin and Richard M. Noling.

REPORT OF THE COMPENSATION COMMITTEE

        Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee.

General Compensation Policy

        The Compensation Committee acts on behalf of the Board to establish the general compensation policy of Insignia for all employees of Insignia. The Compensation Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of Insignia at or about the beginning of each fiscal year. The Compensation Committee administers Insignia's incentive and equity plans, including the 1995 Stock Option Plan for U.S. Employees, the U.K. Employee Share Option Scheme 1996 and the 1995 Employee Share Purchase Plan.

        The Compensation Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, Insignia's compensation policy, which applies to executive officers and other key employees of Insignia, relates a portion of each individual's total compensation to the company objectives and individual objectives set forth at the beginning of the year. Consistent with this policy, a designated portion of the compensation of the executive officers of Insignia is contingent on corporate performance and, in the case of executive officers, is also based on the individual officer's performance as measured against personal objectives. Long-term equity incentives for executive officers are effected through the granting of share options. Options generally have value for the executive only if the price of Insignia's shares increases above the fair market value on the grant date and the executive remains in Insignia's employ for the period required for the shares to vest.

        The base salaries, incentive compensation and option grants of the executive officers are determined in part by the Compensation Committee's informal review of data on prevailing compensation practices in technology companies with whom Insignia competes for executive talent and by its evaluation of such information in connection with Insignia's corporate goals. To this end, the Compensation Committee attempted to compare the compensation of Insignia's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, Insignia's executive officers, including the CEO, are each eligible to receive a quarterly cash bonus and option grants.

        In preparing the performance graph for this proxy statement, Insignia used the S&P Computer Software and Services Index as its published line of business index. The compensation practices of most of the companies in such Index were not reviewed by Insignia when the Compensation Committee reviewed the compensation information described above because such companies were determined not to be competitive with Insignia for executive talent.

2003 Executive Compensation

        Base Compensation.    The information described above was presented to the Compensation Committee in February 2003. The Compensation Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 2003 for each executive officer, including the CEO.

        Incentive Compensation.    Cash bonuses are awarded to the extent that an executive officer achieved predetermined individual objectives and Insignia met predetermined objectives set by the Board at the beginning of the year. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those objectives have been satisfied.

        Share Options.    Share options typically have been granted to executive officers when the executive first joins Insignia, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group, the Compensation Committee may, however, grant additional options to executives for other reasons. The number of shares subject to each option granted is within the discretion of the Compensation Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In addition, in 2003, long-term incentives in the form of option grants were considered appropriate because options generally have value only if the price of Insignia's shares increases above the exercise price and the optionee remains in the employ of Insignia for the time required for the options to vest. The options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the ADSs on the date of grant. In 2003, the Compensation Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested, and determined that additional grants should be made in 2003.

        For 2004, the Compensation Committee will be considering whether to grant future options to executive officers based on the factors described above, with particular attention to Insignia-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives established or to be established for 2004, to Insignia's expected results and to the number of options currently held by the executive officers that remain unvested.

        Company Performance and CEO Compensation.    For 2003, the Compensation Committee recommended no increase be made to Mr. McMillan's base salary. After careful review of Insignia's performance as measured against its objectives and the criteria set forth above under the discussion of incentive compensation, the Compensation Committee recommended that bonuses in the aggregate amount of $42,250 be paid to Mr. McMillan in 2004 for performance in 2003.

        Compliance with Section 162(m) of the Internal Revenue Code of 1986.    For 2004, Insignia intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. The 1995 Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. Insignia does not expect cash compensation for 2004 to be in excess of $1,000,000 nor, therefore, affected by the requirements of Section 162(m).

COMPENSATION COMMITTEE
John Fogelin Richard M. Noling Vincent S. Pino

COMPANY SHARE PRICE PERFORMANCE

        The share price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that Insignia specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

        The graph below compares the cumulative total shareholder return on the ADSs of Insignia from December 31, 1998 to December 31, 2003 with the cumulative total return on the Nasdaq Stock Market (U.S. only), the S&P 500 and the S&P SmallCap 600 (assuming the investment of $100 in Insignia's ADSs and in each of the indexes on December 31, 1998, and reinvestment of all dividends).

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2003

Cumulative Total Return

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Insignia Solutions	100.00	231.25	237.50	75.00	17.50	45.50
S&P 500	100.00	121.05	110.02	96.95	75.52	97.19
S&P SmallCap 600	100.00	112.40	125.67	133.88	114.30	158.66
Nasdaq U.S.	100.00	186.12	113.20	89.66	61.65	93.10

CERTAIN TRANSACTIONS

        On February 13, 2001, the Company entered into a promissory note with Richard M. Noling, Chief Executive Officer of the Company whereby Mr. Noling borrowed $150,000 from the U.S.-based subsidiary of the Company. The promissory note was due in three equal installments, on each annual anniversary from the date of the note. The note was amended on January 24, 2002 to extend the first and subsequent installments one year. The first installment was due on February 13, 2003. Mr. Noling's employment was terminated with the Company effective February 14, 2003. The Company forgave, effective March 6, 2003, the balance of the loan, $125,363, in lieu of any bonus compensation. Interest accrued on the unpaid principal balance at a rate per annum equal to the prime lending rate of interest as listed in the Wall Street Journal plus 1%. Accrued interest was due and payable monthly in arrears on the last calendar day of each month.

        The Company recognized revenue of $31,389, $4,200,000 and $4,975,000 respectively, from Phoenix Technologies Ltd. in 2003, 2002 and 2001. The CEO of Phoenix Technologies Ltd. was also a director of the Company from March 1997 until March 2001.

        In 2003, 2002 and 2001, the Company recognized revenue of $0, $300,000, and $330,000, respectively, from Wind River Systems, Inc. ("Wind River"). Wind River participated in a private placement of equity in the Company in February 2001 on the same terms as the other three investors in the private placement. Wind River paid the aggregate purchase price of $2,000,000 for 400,000 ordinary shares represented by ADRs and warrants to purchase 200,000 ordinary shares represented by ADRs. In addition, a Vice President of Wind River, John C. Fogelin, was appointed to the Company's Board of Directors in January 2001.

        Since January 1, 2004, there has not been, nor is there currently proposed, any transaction or series of transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000 and in which any executive officer, director or holder of more than 5% of the Company's ordinary shares had or will have a direct or indirect material interest other than (i) the transactions described above, (ii) normal compensation arrangements, which are described in the section entitled "Executive Compensation" above, and (iii) the transactions described under "Employment Agreements" in the section entitled "Executive Compensation" above.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Under the rules of the Securities and Exchange Commission, proposals of shareholders intended to be presented at Insignia's 2005 Annual General Meeting must be received by Insignia at its registered office no later than January 28, 2005 to be included in Insignia's Proxy Statement and form of proxy relating to the meeting. This is without prejudice to shareholders' rights under the U.K. Companies Act to propose resolutions that may properly be considered at that meeting. In addition, if the Company is not notified by April 13, 2005 of a proposal to be brought before Insignia's 2005 Annual General Meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

        Each shareholder's notice must contain the following information as to each matter the shareholder proposes to bring before the annual meeting: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Company's books, and of such beneficial owner and (ii) the number of ordinary shares of the Company's Common Stock which are owned beneficially and of record by such shareholder and such beneficial owner.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Insignia's directors and officers, and persons who own more than 10% of Insignia's ordinary shares to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish Insignia with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to Insignia and written representations from the executive officers and directors, Insignia believes that all Section 16(a) filing requirements were met, except as follows: Form 4s for Nicholas, Viscount Bearsted, Chairman of the Board of Insignia, John C. Fogelin, a Director of Insignia, David G. Frodsham, a Director of Insignia, and Vincent S. Pino, a Director of Insignia, are in the process of being filed. The required filing date was January 30, 2003. Form 4 for Peter Bernard, Insignia's Chief Product Officer, Paul Edmonds, Insignia's Vice President Engineering, Mark E. McMillan, Insignia's Chief Executive Officer, President and Director, and Linda Potts, Insignia's Controller and former Chief Financial Officer, are in the process of being filed. The required filing date was April 7, 2003. Form 4 for Mark E. McMillan, Insignia's Chief Executive Officer, President and Director, is in the process of being filed. The required filing date was July 31, 2003.

OTHER BUSINESS

        The Board does not intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the meeting.

The proxy should be returned to the offices of Insignia at Apollo House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH United Kingdom, not later than 10:00 a.m. on Monday, June 28, 2004, being 48 hours prior to the time fixed for the Annual General Meeting.

Insignia Solutions PLC and its Subsidiaries
Registered Number: 1961960
Directors' Report And Financial Statements
For The Year Ended December 31, 2003

Insignia Solutions PLC And Its Subsidiaries

Directors' Report

For The Year Ended December 31, 2003

        The directors of Insignia Solutions PLC ("the Company") present herewith their report and the audited accounts of the Company and of the Group for the year ended 31 December 2003 in accordance with the format prescribed by the UK Companies Act.

Principal Activities

        The principal activities of the Company and Group are the development, marketing and support of software technologies that enable mobile operators and phone manufacturers to update the firmware of mobile devices using standard over-the-air data networks.

Review Of Business And Future Developments

        Before 2003, the Company's principal product line was the Jeode™ platform, based on the Company's Embedded Virtual Machine ("EVM™") technology. The Jeode platform was the Company's implementation of Sun Microsystems, Inc.'s ("Sun") Java® technology tailored for smart devices. The product became available for sale in March 1999 and had been the Company's principal product line since the third quarter of 1999. The Jeode product line was sold in April 2003.

        During 2001, the Company began development of a range of products ("Secure System Provisioning" or "SSP" products) for the mobile phone and wireless operator industry. These SSP products build on our position as a Virtual Machine ("VM") supplier for manufacturers of mobile devices and allow wireless operators and phone manufacturers to reduce customer care and software recall costs as well as increase subscriber revenue by deploying new mobile services based on dynamically provisional capabilities. With the sale of the Company's JVM product line in April 2003, our sole product line consists of the SSP product. The Company shipped its first SSP product in December 2003.

        The Company has filed applications with the Patent Office of the United Kingdom and the United States for international protection of innovative technologies related to the Jeode and SSP platforms.

        Wireless carriers need to provide rich mobile services on the widest array of devices in order to capitalize on their investment. The Company is investing in carrier-grade server software that leverages the Company's intimate platform knowledge to enable carriers to meet these challenges.

        Total turnover of the Group in 2003 was $710,000 (2002: $7,256,000). An operating loss was recorded of $7,813,000 (2002: $10,609,000).

        The Company continues to face significant risks associated with the successful execution of its product strategy. These risks include, but are not limited to, continued technology and product development, introduction and market acceptance of new products, changes in the marketplace, liquidity, competition from existing and new competitors and retention of key personnel.

Sale of Java Virtual Machine Assets

        On February 7, 2003, the Company entered into a $1 million loan agreement with esmertec AG ("esmertec"). The loan was made in two instalments of $500,000 each on February 13, 2003 and February 26, 2003. The rate of interest on each loan is at prime plus two percent. Accrued interest is due on the last day of each month. The principal and any outstanding accrued interest is due on or before February 3, 2004.

        On March 5, 2003, the Company entered into several agreements (the "Agreements") with esmertec including a definitive agreement to sell certain assets relating to our Java Virtual Machine (JVM) product line in exchange for $3.5 million payable in instalments. Payments under the agreement would be $800,000 on April 18, 2003, $800,000 on July 23, 2003, $800,000 on October 15, 2003, $800,000 on January 15, 2004 and $300,000 on April 15, 2004. The net assets primarily included the fixed assets, certain liabilities customer agreements and employees related to the JVM product line. The transaction closed on April 23, 2003. Under the terms of the Agreements, esmertec became the exclusive master distributor of the JVM technology in exchange for $3.4 million in minimum guaranteed royalties through June 30, 2004 at which time, the JVM technology rights will transfer to esmertec.

        As of the year end all payments due have been received timely. Balance due as of year end is $1,100,000. $800,000 of which is due January 15, 2004 and $300,000 due April 15, 2004.

        In addition, the Company can earn up to an additional $4.0 million over the next three years based on a percentage of esmertec's future sales of the JVM product. Additionally, the parties have entered into a cooperative agreement to promote Insignia's SSP software product to esmertec's mobile platform customers. The Agreements provide for esmertec to manage the existing Insignia JVM customer relationships and license the Insignia and esmertec technologies to sell to the then combined customer base and business partners. Under the Agreements, esmertec will assume the entire JVM product line through a final asset purchase in June 2004.

        As part of the sale of the JVM product line, the Company transferred 42 employees to esmertec, of which 31 were development engineers. In addition, as part of the sale, esmertec entered into an agreement with our U.K. building landlord to assume the lease on one of the two buildings leased by Insignia.

Share Capital and Warrants

        During 2003 the Company issued 20,563 Ordinary shares on the exercise of share options, 5,110 Ordinary shares through its employee share purchase plan, 80 Ordinary shares through a board resolution, 2,613,545 through a private placement and 2,446,677 Ordinary shares on the conversion of warrants.

Dividends And Transfers To Reserves

        The directors are unable to recommend payment of a dividend in respect of the year ended 31 December 2003 (2002: Nil). The Group's loss for the year of $4,325,000 (2002: $8,420,000) will be transferred to reserves.

Directors

        The directors of the Company during the year and to the date of this report were:

Viscount Bearsted (Chairman)
J C Fogelin (USA)
D G Frodsham
M E McMillan (USA)
R M Noling (USA)
V S Pino (USA)

        The interests of the directors at the year-end in the shares of the Company are shown in the Directors Remuneration Report (see page F-8):

Policy On Payment Of Creditors

        It is the Group's policy to agree payment terms with its suppliers, along with other terms and conditions, when it enters into binding purchase contracts and to abide by the agreed payment terms provided the supplier has provided the goods or services in accordance with the terms and conditions of the contract. The Company had 40 days purchases outstanding at December 31, 2002 (2002: 8 days).

Donations

        During the year donations of nil (2002: $1,000) were made to charities.

Financial Risks and Treasury Policy

        The Group finances its operations by a combination of internally generated cash flows, existing cash deposits and borrowings. In addition during the year, funds were obtained from issuance of new shares conversion of warrants, exercise of share options and issuance of ordinary shares through the employee share purchase plan.

        The Group's Finance Department manages the Group's cash borrowings, interest rate and foreign exchange exposures and its main banking relationships. This is operated as a cost and risk reduction programme. Transactions of a speculative nature are not permitted.

        The Group limits the effects of movements in foreign exchange rates by partially matching cash holdings with liabilities in the same currency, assisted by selective forward foreign currency option contracts arranged with the Company's bankers.

Post Balance Sheet Events

        Post balance sheet events are dealt with in Note 19 to the financial statements.

Statement Of Directors' Responsibilities

        Company law requires the directors to prepare accounts for each financial year, which give a true and fair view of the state of affairs of the Group and the Company and of the profit or loss of the Group for that period. In preparing those accounts, the directors are required to:

  •
  select suitable accounting policies and then apply them consistently;

  •
  make judgements and estimates that are reasonable and prudent;

  •
  state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the accounts;

  •
  prepare the accounts on the going concern basis unless it is inappropriate to presume that the Group and Company will continue in business.

        The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Group and Company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the Group and Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

        The maintenance and integrity of the Company website is the responsibility of the directors. There may be uncertainty regarding information published on the internet since legislation in the United Kingdom governing the preparation and dissemination of financial statements may differ from legislation in other jurisdictions.

Auditors

        A resolution to reappoint MacIntyre Hudson will be proposed at the annual general meeting.

By Order of the Board

M E McMillan
 Director

Insignia Solutions PLC

Directors' Remuneration Report

For The Year Ended December 31, 2003

Remuneration Policy

        Policy and final decisions of Insignia Solutions PLC ("the Company") regarding directors' compensation and stock option grants are made by the Compensation Committee. The Compensation Committee acts on behalf of the Board to establish the general compensation policy for all employees of the Company and its subsidiaries. The Compensation Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of the Company at or about the beginning of each fiscal year. The Compensation Committee administers the Company's incentive and equity plans, including the 1995 Stock Option Plan for U.S. Employees, the U.K. Employee Share Option Scheme 1996 and the 1995 Employee Share Purchase Plan.

Director compensation

        The Company pays each non-executive director $1,000 for every regular meeting attended, $2,500 per quarter of service on the Board, $500 per quarter for service on each committee, plus $500 for each committee meeting attended, and reimburses non-executive directors for reasonable expenses in attending meetings of the Board. The Chairman of the Board receives an additional $1,500 per quarter. Effective October 1, 2001, each quarterly payment was reduced by 10%. This reduction was cancelled in April 2002 and reverted back to the original rates. In addition, each new non-executive director will be granted an option to purchase 15,000 shares and each non-executive director will be granted an option to purchase 5,000 shares annually for so long as he serves as a non-executive director. Effective, January 1, 2004, each new non-executive director will be granted an option to purchase 25,000 shares and each non-executive director will be granted an option to purchase 10,000 shares annually for so long as he serves as a non-executive director. The Compensation Committee's philosophy in compensating executive directors, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to executive directors, relates a portion of each individual's total compensation to the Company's objectives and individual objectives set forth at the beginning of the year. Consistent with this policy, a designated portion of the compensation of the executive directors of the Company is contingent on corporate performance and, in the case of executive directors, is also based on the individual's performance as measured against personal objectives. Long-term equity incentives for executive directors are effected through the granting of share options. Options generally have value for the executive director only if the price of the Company's shares increases above the fair market value on the grant date and the executive director remains in the Company's employ for the period required for the shares to vest.

        The base salaries, incentive compensation and option grants of the executive directors are determined in part by the Compensation Committee's informal review of data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by its evaluation of such information in connection with the Company's corporate goals. To this end, the Compensation Committee attempted to compare the compensation of the Company's executive directors with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive directors, are each eligible to receive a quarterly cash bonus and option grants.

        The targeted composition of each director's remuneration in the year was as follows:

	Non-performance related	Performance related
Viscount Bearsted	0%	100%
J C Fogelin	0%	100%
D G Frodsham	0%	100%
M E McMillan	100%	0%
R M Noling	25%	75%
V S Pino	0%	100%

Directors' Service Contracts

Executive Directors

        Two executive directors served during the year. Mr. McMillan was appointed Chief Executive Officer and a director of the Company in February, 2003. R M Noling was the Company's former CEO. The details of RM Noling's contract are as follows:

        Effective March 25, 1997, Mr. Noling entered into an employment agreement with the Company, which is terminable by either party upon six month's notice and by the Company for cause at any time. In connection with such agreement, Mr. Noling was granted options to purchase (i) 100,000 ordinary shares at an exercise price of $1.969, such options being 100% vested and immediately exercisable, (ii) 100,000 ordinary shares at an exercise price of $1.969, such options to vest and become exercisable at the rate of 2.0833% of the shares on the first day of each month following the date of grant and (iii) 200,000 ordinary shares on the day of the 1997 Annual General Meeting, such options to vest and become exercisable at the rate of 2.0833% of the shares on the first day of each month following the date of grant. The Annual General Meeting was held on May 29, 1997 and the options were granted at an exercise price of $2.375. 100,000 of these options are subject to accelerated vesting and exercisability should the Company meet certain earnings per share ("EPS") targets as follows: (a) 25,000 options are accelerated should the EPS exceed $0.07 for 2 consecutive quarters (b) 37,500 options are accelerated should the EPS exceed $0.14 for 2 consecutive quarters and (c) 37,500 options are accelerated should the EPS exceed $0.21 for 2 consecutive quarters, with a maximum of one early vesting event per quarter. These 100,000 options fully vest upon a takeover or merger of the Company.

        The employment agreement continued through its original term of May 31, 2001, and was automatically extended for an additional year through May 31 2002. The agreement provided that, in the event of any business combination resulting in a change of control of the Company or in the event of disposal of a majority of the assets of the Company, and the termination or constructive termination of Mr. Noling's employment, Mr. Noling would receive his then current full salary for a period of twelve months following such termination. In addition he would be entitled to continued vesting and exercisability of his options for a period of twelve months after termination and shall be entitled to participate in our employee benefits on the same basis as if he were an employee.

        In connection with the termination of Mr. Noling's employment in February 2003, the Company entered into a separation agreement with Mr. Noling pursuant to which the Company agreed to pay as severance to Mr. Noling his regular monthly base salary for a six-month period, which severance would be reduced to 50% of his base salary in the event that Mr. Noling commenced new employment during such period. In the event that the Company was acquired within six months following the date of termination of his employment, the severance period would be extended for an additional six months.

All stock options held by Mr. Noling will continue to vest for so long as he continues to serve as a member of the board of directors.

        On February 13, 2001, the Company entered into a promissory note with Mr. Noling whereby Mr. Noling borrowed $150,000 from the U.S.-based subsidiary of the Company. The promissory note was due in three equal instalments, on each annual anniversary from the date of the note. The note was amended on January 24, 2002 to extend the first and subsequent instalments one year. The first instalment was due on February 13, 2003. Mr. Noling's employment was terminated with the Company effective February 14, 2003. The Company forgave, effective March 6, 2003 the balance of the loan, $125,362.50, in lieu of any bonus compensation. In addition, on July 17, 2001, Mr. Noling received an interest free loan of $50,000. The $50,000 loan was repaid in full on September 30, 2001.

Non-executive directors

        The non-executive directors are appointed at board meetings and serve until the next annual general meeting when their election is voted upon by the shareholders. They remain in office until they resign or are removed by the shareholders. In addition, at each annual general meeting the third of the directors (executive or non executive) who have been in office longest since their last election, as well as any directors appointed by the Board during the preceding year, are required to resign and are then considered for re-election, assuming they wish to stand for re-election.

        With effect from April 1, 1997, Nicholas, Viscount Bearsted, Chairman of the Company, entered into a Consulting Agreement with the Company whereby he acts as consultant to the Company providing advice and assistance as the Board may from time to time request. The agreement was amended April 20, 1998 and deleted his commitment to provide services to the Company and the Company's commitment to pay him a minimum amount. He has agreed to remain available to perform services as requested by Insignia. The agreement is terminable by either party upon six month's advance written notice and by the Company for cause at any time. In the event of any business combination resulting in a change of control of the Company or in the event of disposal of a majority of the assets of the Company, and termination or constructive termination of his consultancy, Nicholas, Viscount Bearsted will be entitled to receive an additional twenty-six week's consultancy fees.

Members of the Compensation Committee

        The members of the Compensation Committee during the year were:

J C Fogelin
R M Noling
V S Pino

Performance Graph

        In preparing the performance graph for this statement, the Company used the S&P Small Cap 600 Index as its published line of business index. The compensation practices of most of the companies in this Index were not reviewed by the Company when the Compensation Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

        The graph below compares the cumulative total shareholder return on the ADSs of Insignia from December 31, 1998 to December 31, 2003 with the cumulative total return on the Nasdaq Stock Market (U.S.only), the S&P 500 and the S&P Small Cap 600 (assuming the investment of $100 in Insignia's ADSs and in each of the indexes on December 31, 1998, and reinvestment of all dividends).

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2003

Cumulative Total Return

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Insignia Solutions	100.00	231.25	237.50	75.00	17.50	45.50
S&P 500	100.00	121.05	110.02	96.95	75.52	97.19
S&P SmallCap 600	100.00	112.40	125.67	133.88	114.30	158.66
Nasdaq U.S.	100.00	186.12	113.20	89.66	61.65	93.10

Remuneration Package

Summary Compensation Table (Audited)

Director	Salary/Fees	Bonus	2003 Total	2002 Total
	$'000	$'000	$'000	$'000
Executive directors
M E McMillan	230	10	240	—
R M Noling	294	—	294	236
Non-executive directors
Viscount Bearsted	15	—	15	30
J C Fogelin	10	—	10	18
D G Frodsham	11	—	11	25
V S Pino	13	—	13	24
	573	—	583	333

        No directors are accruing pension benefits under the Company's defined contribution scheme (2002: nil).

Interests in shares, options and warrants (Audited)

        The interests of the directors at the year-end in the shares of the Company were as follows:

	Ordinary shares of 20p each	Options to acquire Ordinary shares of 20p each	Warrants to acquire Ordinary shares of 20p each
Viscount Bearsted
At December 31, 2002	636,946	134,750	—
At December 31, 2003	636,946	189,750	—
J C Fogelin
At December 31, 2002	—	21,000	—
At December 31, 2003	—	76,000	—
D G Frodsham
At December 31, 2002	31,400	32,250	10,000
At December 31, 2003	31,400	87,250	10,000
M E McMillan
At December 31, 2002	2,000	509,500	—
At December 31, 2003	2,000	1,009,500	—
R M Noling
At December 31, 2002	13,998	638,300	—
At December 31, 2003	13,998	638,300	—
V S Pino
At December 31, 2002	210,206	29,126	—
At December 31, 2003	210,206	84,126	—

        No directors exercised share options in the year (2002: Nil). Four directors were granted share options in the year (2002: 4). Further details of the share options and their vesting are given in Note 13 of the financial statements.

        Of the options granted to Viscount Bearsted, 5,000 are exercisable until April 16, 2007 at $1.75 each, 50,000 are exercisable until May 28, 2007 at $2.375 each, 10,000 are exercisable until April 28, 2008 at $1.625 each, 1,250 are exercisable until April 19, 2009 at $7.25 each, 1,250 are exercisable until July 19, 2009 at $7.188 each, 1,250 are exercisable until October 18, 2009 at $5.00 each, 5,000 are exercisable until January 19, 2010 at $5.25 each, 5,000 are exercisable until January 15, 2011 at $5.813 each, 1,000 are exercisable until October 14, 2011 at $2.00 each, 5,000 are exercisable until January 23, 2012 at $1.34 each and, 50,000 are exercisable until October 29, 2012 at $0.39 each, 5,000 are exercisable until January 27, 2013 at 20p each and 50,000 are exercisable until April 21, 2013 at 20p each.

        Of the options granted to J C Fogelin, 15,000 are exercisable until January 15, 2011 at $5.831 each and 1,000 are exercisable until October 14, 2011 at $2.00 each and 5,000 are exercisable until January 23, 2012 at $1.34 each, 5,000 are exercisable until January 27, 2013 at 20p each and 50,000 are exercisable until April 21, 2013 at 20p each.

        Of the options granted to D G Frodsham, 15,000 are exercisable until August 16, 2009 at $4.688 each, 1,250 are exercisable until October 18, 2009 at $5.00 each, 5,000 are exercisable until January 19, 2010 at $5.25 each, 5,000 are exercisable until January 15, 2011 at $5.831 each, 1,000 are exercisable until October 14, 2011 at $2.00 each, 5,000 are exercisable until January 23, 2012 at $1.34 each, 5,000 are exercisable until January 27, 2013 at 20p each and 50,000 are exercisable until April 21, 2013 at 20p each. D G Frodsham holds warrants to purchase 10,000 Ordinary shares at $6.00 (or 90% of market value if less) exercisable until February 12, 2004.

        Of the options granted to M E McMillan, 150,000 are exercisable until November 3, 2009 at $4.594 each, 50,000 are exercisable until April 12, 2010 at $11.125 each, 125,000 are exercisable until October 16, 2010 at $5.75 each, 100,000 are exercisable until July 1, 2011 at $3.55 each, 34,500 are exercisable until October 14, 2011 at $2.00 each, 50,000 are exercisable until January 23, 2012 at $1.34 each, 200,000 are exercisable until April 4, 2013 at 20p each, 100,000 are exercisable until April 4, 2013 at 20p each, 200,000 are exercisable until July 28, 2013 at $0.61 each.

        Of the options granted to R M Noling, 85,000 are exercisable until March 28, 2006 at $5.75 each, 15,000 are exercisable until March 2, 2007 at $2.438 each, 159,300 are exercisable until March 24, 2007 at $1.969 each, 200,000 are exercisable until May 28, 2007 at $2.375 each, 10,000 are exercisable until April 28, 2008 at $1.625 each, 10,000 are exercisable until October 19, 2008 at $0.688 each, 20,000 are exercisable until January 19, 2010 at $5.188 each, 100,000 are exercisable until April 25, 2011 at $3.55 each and 39,000 are exercisable until October 14, 2011 at $2.00 each.

        Of the options granted to V S Pino, 9,376 are exercisable until October 19, 2008 at $0.688 each, 1,250 are exercisable until April 19, 2009 at $7.25 each, 1,250 are exercisable until July 19, 2009 at $7.188 each, 1,250 are exercisable until October 18, 2009 at $5.00 each, 5,000 are exercisable until January 19, 2010 at $5.25 each, 5,000 are exercisable until January 15, 2011 at $5.831 each and 1,000 are exercisable until October 14, 2011 at $2.00 each, 5,000 are exercisable until January 23, 2012 at $1.34 each, 5,000 are exercisable until January 27, 2013 at 20p each and 50,000 are exercisable until April 21, 2013 at 20p each.

By Order of the Board
M E McMillan
Director

Insignia Solutions PLC

Independent Auditors' Report To The Shareholders

For The Year Ended December 31, 2003

        We have audited the financial statements of Insignia Solutions PLC, which comprise the consolidated profit and loss account, the consolidated balance sheet, the consolidated cash flow statement, and the related notes which have been prepared under the historical cost convention and the accounting policies set out in the statement of accounting policies.

        This report is made solely to the company's shareholders, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company's shareholders those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

Respective Responsibilities of Directors and Auditors

        As described in the Statement of Director's Responsibilities the company's directors are responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards.

        Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

        We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Director's Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding director's remuneration and transactions with the company is not disclosed.

        We read the Directors' Report and consider the implications for our report if we become aware of any apparent misstatements within it. Our responsibilities do not extend to any other information.

Basis of Audit Opinion

        We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company and the group's circumstances, consistently applied and adequately disclosed.

        We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Fundamental uncertainty—going concern

        In forming our opinion we have considered the adequacy of the disclosures made in the financial statements concerning the basis of preparation of the financial statements. The financial statements have been prepared on a going concern basis. The ability of the Company and Group to continue in operation as a going concern is subject to a number of uncertainties. Details of the circumstances relating to these fundamental uncertainties are described in Note 1 (1). In view of the significance of this uncertainty we consider that it should be drawn to your attention but our opinion is not qualified in this respect. The financial statements do not include any adjustments that would result from the Company and Group not being able to continue in operation as a going concern.

Opinion

        In our opinion the financial statements give a true and fair view of the state of the company's affairs and of the group as at 31 December 2003 and of the loss of the group for the year then ended, and have been properly prepared in accordance with the Companies Act 1985.

MacIntyre Hudson
Chartered Accountants and Registered Auditors
Greenwood House
4/7 Salisbury Court
London EC4Y 8BT

Insignia Solutions PLC And Its Subsidiaries
Consolidated Profit And Loss Account
For The Year Ended December 31, 2003

	Note	2003	2002
		$'000	$'000
Turnover	2	710	7,256
Cost of sales		(288)	(1,943)

Gross profit		422	5,313
Distribution costs		(1,580)	(5,007)
Administrative expenses		(6,654)	(10,915)

Operating loss	2,3	(7,813)	(10,609)
Interest receivable and similar income	6	12	75
Interest payable and similar charges		—	—
Other income	4	3,056	—

Loss on ordinary activities before taxation		(4,745)	(10,534)
Tax on loss on ordinary activities	7	510	2,114

Loss for the financial year	13	(4,235)	(8,420)

Basic loss per share	17	$(0.20)	$(0.42)

Diluted loss per share	17	(0.20)	(0.42)

        The turnover and operating loss all derive from continuing activities.

        There are no recognised gains or losses other than the results above and therefore no separate statement of total recognised gains and losses has been presented.

        There is no difference between the loss on ordinary activities before taxation and the loss for the year stated above, and their historical cost equivalents.

        The notes on pages 19 to 37 form part of these financial statements.

Insignia Solutions PLC And Its Subsidiaries
Consolidated Balance Sheet
At 31 December 2003

	Note	2003	2002
		$'000	$'000
Fixed assets
Tangible assets	8	154	230

		154	230
Current assets
Stocks		—	—
Debtors of which $239,000 (2002: $2,145,000) falls due in more than one year	10	4,429	5,647
Cash at bank and in hand		2,212	726

		6,641	6,373
Creditors: amounts falling due within one year	11	(4,779)	(2,491)

Net current assets		1,862	3,882

Total assets less current liabilities		2,016	4,112

Net assets	2	2,016	4,112

Capital and reserves
Called up share capital	12,13	8,111	6,444
Share premium account	13	59,123	58,651
Profit and loss account	13	(65,270)	(61,035)
Capital reserve	13	52	52

Equity shareholders' funds		2,016	4,112

        Approved By The Board on April 20, 2004 and signed on its behalf by:

M E McMillan
 Director

        The notes on pages 19 to 37 form part of these financial statements.

Insignia Solutions PLC And Its Subsidiaries
Company Balance Sheet
At December 31, 2003

	Note	2003	2002
		$'000	$'000
Fixed assets
Tangible assets	8	50	142
Investments	9	—	—

		50	142
Current assets
Debtors of which $220,000 (2002: $414,000) falls due in more than one year	10	4,289	4,176
Cash at bank and in hand		95	139

		4,384	4,315
Creditors—amounts falling due within one year	11	(2,686)	(740)

Net current assets		1,698	3,575

Total assets less current liabilities		1,748	3,717

Net Assets		1,748	3,717

Capital and reserves
Called up share capital	12,13	8,111	6,444
Share premium account	13	59,264	58,792
Profit and loss account	13	(65,627)	(61,519)

Equity shareholders' funds	13	1,748	3,717

        Approved by the Board April 20, 2004 and signed on its behalf by:

M E McMillan
 Director

The notes on pages 19 to 37 form part of these financial statements.

Insignia Solutions PLC And Its Subsidiaries
Consolidated Cash Flow Statement
For The Year Ended December 31, 2003

	Note	2003	2003	2002	2002
		$'000	$'000	$'000	$'000
Net cash outflow from operating activities	A		(3,792)		(9,936)
Returns on investment and servicing of finance
Interest received			(12)		75
Taxation			816		1,415
Capital expenditure
Purchase of tangible fixed assets		(89)		(128)
Proceeds from sale of tangible fixed assets		—		3

			(89)		(125)
Acquisition and Disposal
Proceeds from sale of product line		2,400		—
			2,400	—

Financing	C
Proceeds from issue of share capital		2,513		674
Issuance expenses		(374)		(20)

			2,139		654

(Decrease) in cash	B		1,486		(7,917)

The notes on pages 19 to 37 form part of these financial statements.

Insignia Solutions PLC And Its Subsidiaries

Notes To The Consolidated Cash Flow Statement

For The Year Ended December 31, 2003

A    Reconciliation of Operating Loss to Net Cash Outflow From Operating Activities

	2003	2002
	$'000	$'000
Operating loss	(7,812)	(10,609)
Depreciation of tangible fixed assets	143	242
Loss/(profit) on disposal of fixed assets	21	—
Decrease in stocks	—	4
Decrease/(Increase) in debtors	1,563	3,835
Increase/Decrease in creditors	2,293	(3,957)
Warrant valuation	—	544
Other	—	5

Net cash outflow from operating activities	(3,792)	(9,936)

B    Reconciliation to Net Cash

	2003	2002
	$'000	$'000
Decrease in cash in the period	1,486	(7,917)

Change in net cash from cash flows	1,486	(7,917)

Movements in net cash in period	1,486	(7,917)
Net cash at 1 January	726	8,643

Net cash at 31 December	2,212	726

C    Analysis of Changes in Financing During the Year

	Share capital (including premium)
	2003	2002
	$'000	$'000
1 January	65,095	63,897
Non cash movement	—	544
Cash inflow from financing	2,139	654

31 December	67,234	65,095

1    Principal Accounting Policies and Basis of Preparation of the Financial Statements

        The accounts have been prepared on a going-concern basis in US dollars and in accordance with applicable accounting standards in the United Kingdom. A summary of the principal Group accounting policies, which have been applied consistently, is set out below.

(1)   Basis of Accounting

        The accounts have been prepared under the historical cost convention and going concern basis.

        The Company and Group has in recent years suffered losses and net cash outflows. The uncertainties arising from the Company's and Group's recurring losses from operations raise substantial doubt about its ability to continue as a going concern. Its continuation as a going concern is dependent upon, among other things, the stabilisation of its share price, its ability to generate sufficient cash from operations and collections of amounts due from esmertec AG to meet its future obligations.

        In view of the matters noted above there is a fundamental uncertainty over the ability of the Company and Group to continue as a going concern.

        These financial statements do not include any adjustments that may result from the outcome of these uncertainties. If the Company and Group were unable to continue in operational existence for the foreseeable future, adjustments would have to be made to reduce the balance sheet values of assets to their recoverable amounts, to provide for further liabilities that might arise and to reclassify fixed assets and long-term liabilities as current assets and liabilities.

(2)   Basis of Consolidation

        The consolidated accounts include the Company and all its subsidiaries. Intragroup sales and profits are eliminated on consolidation and all sales and profit figures relate to external transactions only.

(3)   Turnover

        Turnover, which excludes value added tax and sales tax, represents sales of packaged software, software development fees, licence royalties and amounts chargeable to customers for services provided.

(4)   Revenue Recognition

        The Company primarily enters into license arrangements for the sale of the SSP product to the mobile handset and wireless carrier industry. Service revenues are derived from non-recurring engineering activities, training and annual maintenance contracts.

        Revenue from licenses is recognized when persuasive evidence of an agreement exists, delivery of the product has occurred, the fee is fixed and determinable, and collectibility is probable. For contracts with multiple elements, and for which vendor-specific objective evidence of fair value for the undelivered elements exists, the Company recognizes revenue for the delivered elements using the residual method as prescribed by Statement of Position No 98-9, "Modification of SOP No 97-2 with Respect to Certain Transactions". The Company considers these US accounting pronouncements to be best practice, and in accordance with FRS5 Reporting Substance of transactions. If vendor-specific objective evidence does not exist for all undelivered elements, all revenue is deferred until evidence exists, or all elements have been delivered. Generally the Company has vendor-specific objective evidence of fair value for the maintenance element of software arrangements based on the renewal rates for maintenance in future years as specified in the contracts. In such cases, the Company defers the maintenance revenue at the outset of the arrangement and recognizes it rateably over the period during which the maintenance is to be provided, which generally commences on the date the software is delivered. Vendor-specific objective evidence of fair value for the service element is determined based on the price charged when those services are sold separately. The Company occasionally enters into license agreements with extended payment terms. Provided all other revenue criteria are met, revenue from these contracts is recognized at the earlier of when the cash is received from the customer or the quarter in which the payments become due and payable.

        The Company also has entered into license agreements with certain distributors, which provide for minimum guaranteed royalty payments throughout the term of the agreement. Provided all other revenue criteria are met, minimum guaranteed royalty revenue is recognized when the payments become due and payable. Royalty revenue that exceeds the minimum guarantees is recognized as reported.

        Revenue for non-recurring engineering is recognized on a percentage of completion basis, which is computed using the input measure of labour cost. Revenues from training are recognized when the training is performed.

        The Company does not grant return rights or price protection under license agreements for its SSP product, but has in the past provided price protection to certain distributors. Where this is the case, the Company makes appropriate provision based on estimates of expected sell-through by distributors of its products.

        License revenue and service revenue on contracts involving significant implementation, customisation or services which are essential to the functionality of the software is recognized over the period of each engagement, using the percentage of completion method. Labour hours incurred is generally used as the measure of progress towards completion.

        Payments for customer funded engineering activities, training and maintenance contracts received in advance of revenue recognition are recorded as deferred revenue.

(5)   Research And Development Expenditure

        The Company capitalises internal software development costs incurred after technological feasibility has been demonstrated and commercial viability expected. The Company defines establishment of technological feasibility as the completion of a working model. Such capitalised amounts are amortised commencing with the introduction of that product at the greater of the straight-line basis utilising estimated economic life, generally six months to one year, or the ratio of actual revenues achieved to the total anticipated revenues over the life of the product.

        All other research and development expenditures have been written off to the profit and loss account as incurred.

(6)   Foreign Currencies

        The directors have determined that the Group and Company's functional currency is the US dollar. The year-end exchange rate used between sterling and US dollars was $1.78/£1 (2002: $1.56/£1).

        Accordingly non-monetary assets and liabilities whose original values are in currencies other than dollars are stated at their historic dollar value. Monetary assets and liabilities expressed in other currencies are translated into dollars at the rate of exchange ruling at the year-end. Transactions in other currencies are translated into dollars at the average rate for the month in which the transaction occurred or at the forward contract or option rate where such a hedging transaction has been undertaken. All foreign exchange differences are taken to the profit and loss account in the year in which they arise.

(7)   Tangible Fixed Assets

        Tangible fixed assets are stated at their purchase price, together with any incidental expenses of acquisition.

        Provision for depreciation is made so as to write off the cost of tangible fixed assets on a straight-line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

Leasehold improvements	shorter of estimated useful life or remaining lease term
Computers and other equipment	33%
Fixtures and fittings	25-33%

(8)   Stocks

        Stocks are stated at the lower of cost and net realisable value. Cost is determined on a first in first out basis and includes transport and handling costs. Provision is made where necessary for stocks which are slow moving, obsolete or defective.

(9)   Deferred Taxation

        During the year the Group implemented FRS 19 Deferred Tax—there was no impact on the current or prior year results as a result of adopting this standard.

        Under FRS 19, provision is made for deferred tax liabilities and assets, using full provision accounting, otherwise known as the incremental liability method, when an event has taken place by the balance sheet date which gives rise to an increased or reduced tax liability in the future. Deferred tax is measured at the average tax rates that are expected to apply in the periods in which the timing differences are expected to reverse, based on tax rates and laws that have been enacted or substantially enacted by the balance sheet date. Deferred tax is measured on a non-discounted basis.

        A net deferred tax asset is regarded as recoverable and therefore is recognised only when, on the basis of available evidence, it can be regarded as more likely than not that there will be suitable taxable profits against which to recover the carried forward tax losses and from which the future reversal of underlying timing differences can be deducted.

(10) Operating Leases

        Rentals payable under operating leases are charged on a straight-line basis over the lease term in arriving at operating profit.

(11) Pension Costs

        Pension costs in respect of the Group's defined contribution scheme and 401(k) plans are accounted for in the period to which they relate.

(12) Derivative financial Instruments

        The only derivative financial instruments used by the Group are foreign exchange options, which are used to manage foreign exchange fluctuations. Costs of these options are amortised across the life of the option

2    Segmental Analysis

	Turnover by destination		Turnover by origin		Operating losses		Net assets/(liabilities)
	2003	2002	2003	2002	2003	2002	2003	2002
	$'000	$'000	$'000	$'000	$'000	$'000	$'000	$'000
USA	410	6,745	655	7,055	(3,785)	(1,327)	(33,594)	(30,680)
Rest of the World	300	511	55	201	(4,028)	(9,282)	35,610	34,792

	710	7,256	710	7,256	(7,813)	(10,609)	2,016	4,112

        The directors consider that all of the Group's activities fall within one class of business.

3    Operating Loss

        The operating loss is stated after charging:

	Note	2003	2002
		$'000	$'000
Research and development costs		3,373	5,121
Depreciation of owned assets		143	242
Hire of equipment under operating leases		31	94
Rental of land and buildings		367	728
Directors' emoluments	5	583	333
Restructuring costs		498	—
Auditors' remuneration—audit services		120	184
—non-audit services		25	148

        Fees paid by the Company and its UK subsidiaries to the auditors in the United Kingdom were $53,000 (2002: $109,000), including audit fees paid to the parent Company auditors of $50,000 (2002: $53,000).

4    Other Income

        Included in Other income is an amount in the sum of $3,000,000 in respect of the sale of our Java Virtual Machine (JVM) product line.

5    Employee Information

(1)
The average number of persons employed by the Group during the year, including executive directors, was:

	2003 Number	2002 Number
Sales and marketing	5	20
Research and development	14	50
General and administrative	6	17

	25	87

(2)
Group employment costs of all employees including executive directors:

	Note	2003	2002
		$'000	$'000
Wages and salaries		3,778	8,212
Social security costs		346	651
Other pension costs	17	98	227

		4,222	9,090

(3)
Highest paid director

	2003	2002
	$'000	$'000
Emoluments	294	236

        No share options were exercised in the current or previous year.

6    Interest

        Interest receivable and similar income

	2003	2002
	$'000	$'000
On directors loan	—	9
On tax repayments	—	10
On lease deposits	3	14
Bank and other	9	42

	12	75

7    Taxation

	2003	2002
	$'000	$'000
Analysis of the tax charge
Current Tax
UK Corporation Tax @30%	(362)	(874)
Overprovision in respect of prior years	(151)	(1,271)

	(513)	(2,145)
Overseas tax	3	31

Total current tax	(510)	(2,114)

Loss on ordinary activities at 30%	(1,423)	(3,160)
Effects of:
Expenses not deductible for tax purposes	154	261
Losses surrendered for R&D tax credit	62	1,090
Adjustment in respect of prior periods	(151)	(1,271)
Increase in unprovided deferred tax asset	845	935

Current Tax Charge	(513)	(2,145)

	$ '000	$ '000

Deferred tax Unprovided consists of the following:
Differences between capital allowances and depreciation	(419)	(396)
Short term timing differences	—	(5)
Trade losses	(18,485)	(17,658)

Total Deferred Tax Unprovided	(18,904)	(18,059)

        The deferred tax asset principally consists of accumulated tax losses carried forward and available for offset against future profits. The Group's accumulated tax losses amount to $58m (2002: $55m). No deferred tax assets have been recognised in respect of the above available losses, as in the opinion of the directors, it is not more likely than not that suitable taxable profits will be available against which the carried forward tax losses can be recovered.

8    Tangible Fixed Assets

Group

	Leasehold improvements	Computers and other equipment	Fixtures and fittings	Total
	$'000	$'000	$'000	$'000
Cost
1 January 2003	535	1,582	104	2,221
Additions	3	86	0	89
Disposals	(180)	(71)	—	(251)

Reclassified	33	—	(33)	—

31 December 2003	391	1,597	71	2,059

Accumulated depreciation
1 January 2003	498	1,397	96	1,991
Charge for the year	12	125	6	143
Disposals	(163)	(66)	—	(229)

Reclassified	(31)	—	(31)	—

31 December 2003	378	1456	71	1,905

Net book amount
31 December 2003	13	141	—	154

31 December 2002	37	185	8	230

No fixed assets were held under finance leases and hire purchase contracts.
Disposals include retirements of fully depreciated assets.

Company

	Leasehold improvements	Computers and other equipment	Fixtures and fittings	Total
	$'000	$'000	$'000	$'000
Cost
1 January 2003	307	908	92	1,307
Additions	3	10	—	13
Disposals	(180)	(63)	—	(243)

31 December 2003	130	855	92	1,077

Accumulated depreciation
1 January 2003	270	809	86	1,165
Charge for the year	14	68	43	85
Disposals	(163)	(60)	—	(223)

31 December 2003	121	817	89	1,027

Net book amount
31 December 2003	9	38	3	50

31 December 2002	37	99	6	142

        No fixed assets were held under finance leases and hire purchase contracts.
Disposals include retirements of fully depreciated assets.

9    Fixed Asset Investments

        The Company's subsidiary undertakings are:

Name of Company and country of incorporation and operation	Description of shares held	Proportion of nominal value of issued shares and voting rights held
Insignia Solutions International Limited (England & Wales)	£1 ordinary	100%
Jeode Limited (England & Wales)	£1 ordinary	100%
Insignia Solutions Inc (USA)	Common stock, no par value	100%
Insignia Solutions Foreign Sales Inc (Barbados)	Common stock, $10 par value	100%
Emulation Technologies Inc (USA)	Common stock, no par value	100%
Insignia Solutions France SARL (France)	FF100 shares	100%

        The principal activities of Insignia Solutions Inc, Insignia Solutions International Limited and Insignia Solutions France SARL are the marketing, licensing and support of computer software products.

        Jeode Limited has been dormant since 2000.

        Emulation Technologies Inc has been dormant since 1990.

        Insignia Solutions Foreign Sales Inc has been dormant from incorporation.

10    Debtors

	2003		2002
	Company	Group	Company	Group
	$'000	$'000	$'000	$'000
Amounts falling due within one year:
Trade debtors	—	50	—	881
Amounts owed by subsidiary undertakings	2,180	—	2,251	—
Taxation	392	391	702	702
Other debtors	1,145	1,153	24	74
Prepayments	352	2,596	785	1845

	4,069	4,190	3,762	3,502

Amounts falling due after more than one year:
Prepaid royalties	—	—	—	1,381
Other debtors	—	—	—	100
Lease deposits	220	239	414	664

	220	239	414	2,145

Total debtors	4,289	4,429	4,176	5,647

11    Creditors: Amounts Falling Due Within One Year

	2003		2002
	Company	Group	Company	Group
	$'000	$'000	$'000	$'000
Trade creditors	135	310	43	815
Amounts owing to subsidiary undertakings	255	—	255	—
Taxation	—	187	—	192
Other taxes and social securities	1,613	97	165	165
Other creditors	97	1,770	—	—
Accruals	586	956	277	885
Deferred income	—	1,459	—	434

	2,686	4,779	740	2,491

12    Called Up Share Capital

	2003		2002
Group and Company
	Number	$'000	Number	$'000
Authorised
Equity interests (Ordinary shares of 20p)	50,000,000	10,000	50,000,000	10,000
Non-equity interests (Preferred shares of 20p each)	3,000,000	600	3,000,000	600

		10,600		10,600

	Number	$'000	Number	$'000
Allotted and fully paid
Equity interests (Ordinary shares of 20p each)	25,169,494	8,111	20,083,599	6,444

Allotments Of Shares

        During the year 20,563 Ordinary shares of 20p each were issued for cash on the exercise of share options providing total proceeds of $8,000.

        The following table summarises the activity:

Number of shares issued	Exercise price
5,000	$0.3417
3,000	$0.3454
3,646	$0.3471
8,917	$0.4531

20,563

        During the year, 5,110 Ordinary shares of 20p each were issued for cash through participation in the Company's Employee Share Purchase Plan. These 5,110 shares were issued at $0.33 each providing total proceeds of $2,000.

        In addition during the year 70 Ordinary shares of 20p each were issued for cash at par value through a board resolution.

        In addition the following ordinary shares were issued during the year ended 31 December 2003.

        334,177 ordinary shares on exercise of the 1999 warrants issue which following anti dilution adjustments were issued at 40 cents per share. Net proceeds received were $134,000.

        2,000,000 ordinary shares on exercise of warrants issued in October 2002 were issued at prices between 34 cents and 36 cents per share. Proceeds received were $698,000 less expenses of $81,000.

        112,500 ordinary shares on exercise of warrants issued in November 2000 were issued at between 83 cents and 84 cents per share. Proceeds received were $94,000 less expenses of $2,000.

        1,613,465 ordinary shares were subscribed for at prices between 50 and 51 cents per share. Proceeds received were $827,000 less expenses of $89,000.

        1,000,000 ordinary shares were subscribed for at 75 cents per share. Proceeds received were $750,000 less expenses of $201,000.

        Therefore in total during the year ended 31 December 2003 5,085,895 ordinary shares with an aggregate nominal value of $1,667,000 were issued and total net proceeds of $2,139,000 were received by the company.

Outstanding Warrants for Subscription for Ordinary Shares

        At 31 December 2003 the company had issued the following warrants for subscription for ordinary shares.

        Issued in December 1999 for 19,657 ordinary shares at 40 cents per share expiring on 10 December 2004.

        Issued in November 2000 for 225,000 ordinary shares at $5.00 per share expiring on 24 November 2005.

        Issued in February 2001 for 25,000 ordinary shares at $5.00 per share expiring on 12 February 2006.

        Issued in February 2001 for 470,000 ordinary shares at the lower of $6.00 and the average quoted closing sale price of the company's ordinary shares for the ten trading days ending on the day proceeding the day the company is informed of the investors intent to exercise the warrant less a 10% discount per share expiring on 12 February 2004. These warrants were exercised in January 2004.

        The warrants issued in 1999 have been adjusted to reflect anti dilution provisions contained within the warrant. Further share issues by the company may trigger further adjustments in respect of the anti dilution provisions. The anti dilution provisions increase the number of shares which may be issued and reduces the exercise price of the warrants.

Option Schemes

        The Company has four share option schemes, which provide for the issuance of share options to employees of the Company to purchase Ordinary shares of 20p par value. A total of 7,572,071 (2002: 7,572,071) Ordinary shares have been reserved for the issuance of options. At 31 December 2003 and 31 December 2002, approximately 1,311,022 and 2,271,351, respectively, Ordinary shares were available for future grants of share options. Share options are granted at prices of not less than 100% of the fair market value of the Ordinary shares on the date of the grant, as determined by the Board of Directors.

        The following table summarises activity in the year under the share option schemes:

	UK share option schemes	US share option schemes	Total
Options outstanding at 1 January 2002	744,708	2,840,631	3,585,339
Granted in the year	611,400	1,687,700	2,299,100
Exercised in the year	(9,896)	(10,667)	(20,563)
Lapsed in the year	(633,199)	(705,572)	(1,338,771)

Options outstanding at 31 December 2003	713,013	3,812,092	4,525,105

        Options granted to new employees generally vest 25% on the first anniversary of the date of grant and 1/48 per month thereafter through the fourth anniversary of the date of grant. Options granted to existing employees will generally vest at the rate of 1/48 per month from the date of grant through to the fourth anniversary of the date of grant. Options are exercisable until the tenth anniversary of the date of grant unless they lapse before that date. 2,644,401 and 2,534,047 options were exercisable at 31 December 2003 and 31 December 2002, respectively.

        Options outstanding at 31 December 2003 were as follows:

	UK share option schemes		US share option schemes
	Number	Period of exercise	Number	Period of exercise
90p per share	71,750	1996-2004	—	—
430p per share	250	1998-2005	—	—
$0.390—$1.000 per share	395,375	1998-2013	1,771,614	1998-2013
$1.001—$2.000 per share	160,686	1997-2013	854,088	1997-2013
$2.001—$4.000 per share	71,265	1997-2012	622,390	1997-2012
$4.001—$6.000 per share	10,687	2000-2011	506,500	1996-2011
$6.001—$8.000 per share	3,000	2000-2010	7,500	1999-2009
$8.001—$10.000 per share	—	2001-2010	—	2001-2010
$10.001—$11.250 per share	—	2001-2010	50,000	2000-2010

	713,013		3,812,092

Employee Share Purchase Plan

        In March 1995, the Company's shareholders adopted the 1995 Employee Share Purchase Plan ("the Plan") with 275,000 Ordinary shares reserved for issuance thereunder. In July 1998, the number of shares reserved for issuance was increased to 525,000. In May 1999, the number was further increased to 900,000. The Plan became effective 17 November 1995 and enables employees to purchase Ordinary shares at approximately 85% of fair market value of Ordinary shares at the beginning or end of each six month offering period. The Plan qualifies as an "employee stock purchase plan" under the US Internal Revenue Code. 723,122 Ordinary shares have been issued under the Plan at 31 December 2003 (2002: 718,012).

        In June 2003, the Company approved the issuance of options to purchase up to 250,000 ADSs to an outside consultant. The options are issued and exercisable upon achievement of certain milestones. The exercise price is $0.64 per share and the options expire 3 years from the date of issuance. As of December 31, 2003, 75,000 options were earned and exercisable. An additional 50,000 options were earned in January 2004 and the balance will lapse with the expiration of the contract in January 2004. A charge of approximately $38,000 to earnings has been recorded based on the number of options vested.

13    Reconciliation Of Movement In Total Shareholders' Funds

					Total shareholders' funds
	Called up share capital	Share premium account	Profit and account loss	Capital reserve
					2003	2002
	$'000	$'000	$'000	$'000	$'000	$'000
Group
1 January	6,444	58,651	(61,035)	52	4,112	11,334
Shares issued in year	1,667	846	—	—	2,513	1,218
Share issue expenses	—	(374)	—	—	(374)	(20)
Loss for year	—	—	(4,235)	—	(4,235)	(8,420)

December 31	8,111	59,123	(65,270)	52	2,016	4,112

Company
1 January	6,444	58,792	(61,519)	—	3,717	11,017
Shares issued in year	1,667	846	—	—	2,513	1,218
Share issue expenses	—	(374)	—	—	(374)	(20)
Loss for year	—	—	(4,108)	—	(4,108)	(8,498)

December 31	8,111	59,264	(60,507)	—	1,748	3,717

        As permitted by Section 230(1)(b) of the Companies Act 1985, Insignia Solutions plc has not published its separate profit and loss account. The profit arising in the Company in 2003 of $4,108,000 (2002: loss of $8,498,000) is dealt with in the consolidated profit and loss account.

14    Pension Costs

        The Group has a 401(k) plan covering all of its US employees and a defined contribution pension plan covering all its UK employees. Under both these plans, employees may contribute a percentage of their compensation and the Group makes certain matching contributions. Both the employees' and the Groups' contributions are fully vested and nonforfeitable at all times. The assets of both these plans are held separately from those of the Group in independently managed and administered funds. The Group's contributions to these plans aggregated $98,000 in 2003 (2002: $227,000).

15    Commitments

Lease Commitments

        The Group has committed to the following annual charges under non-cancellable operating leases:

	Properties		Equipment
	2003	2002	2003	2002
	$'000	$'000	$'000	$'000
Expiring:
Within one year	—	63	71	37
Within two to five years	133	—	—	32
After five years	219	353	—	—

	352	416	71	69

        During 1998, the Company sublet until March 2002 facilities that the Company previously occupied in the United Kingdom, on substantially the same terms as those applicable to the Company. In January 2002, the Company entered into an agreement with the landlord to terminate the lease on April 13, 2002. In April 2003, the Company, as part of the sale of the JVM business, was released from one of the two U.K. building leases.

Finance Lease Commitments

        The Group has no finance leases commitments (2002: $Nil).

Capital Commitments

        There are no material capital commitments (2002: $Nil).

Line of Credit

        The Company's US Subsidiary, Insignia Solutions, Inc. on March 28, 2002 entered into an accounts receivable financing agreement with Silicon Valley Bank. The financing agreement allowed Insignia Solutions, Inc. to borrow an amount of up to 80% of eligible receivables not to exceed $1,200,000 with interest at the bank's prime rate plus two percentage points. The agreement expired on March 27, 2003. Borrowing was subject to compliance with certain covenants, including a requirement to maintain specific financial ratios. Borrowings were secured by substantially all of the assets of Insignia US. There were no outstanding borrowings under this credit facility at year-end.

16    Related Party Transactions

        The Company has taken advantage of the exemption in Financial Reporting Standard No. 8 not to disclose transactions and balances between Group entities that have been eliminated on consolidation.

        Viscount Bearsted, a director of the Company, holds a consultancy contract with the Company, which causes him to be treated as a related party for the amounts received under this contract. The amount payable in the year was $Nil (2002—$Nil) and the balances due to him at the beginning and the end of the year were $Nil.

        On February 13, 2001, the Company's subsidiary undertaking, Insignia Solutions, Inc. entered into a promissory note with Richard M. Noling, a director of the Company, whereby Mr. Noling borrowed $150,000. The promissory note was due in three equal instalments, on each annual anniversary from the date of the note. The note was amended on January 24, 2002 to extend the first and subsequent instalments one year. The first instalment was due on February 13, 2003. Mr. Noling's employment as President and Chief Executive Officer of Insiginia was terminated effective February 14, 2003. The Company forgave, effective March 6, 2003 the balance of the loan, $125,363 in lieu of any bonus compensation. Interest accrued on the unpaid principal balance at a rate per annum equal to the prime lending rate of interest as listed in the Wall Street Journal plus 1%. Accrued interest was due and payable monthly in arrears on the last calendar day of each month. In addition, on July 17, 2001, Mr. Noling received an interest free loan of $50,000. The $50,000 loan was repaid in full on September 30, 2001.

17    Loss Per Share

        Basic loss per share is calculated by dividing the loss attributable to Ordinary shareholders by the weighted average number of Ordinary shares in issue during the year.

        The diluted loss per share and basic loss per share are the same, as any dilutive potential Ordinary shares would not increase the net loss per share.

	Loss	Weighted average number of shares	2003 Per share Amount	Loss	Weighted average number of shares	2002 Per share Amount
	$'000	$'000	$	$'000	$'000	$
Loss attributable to shareholders	(4,234)	21,331	(0.20)	(8,420)	19,937	(0.42)
Basic and diluted EPS	(4,234)	21,331	(0.20)	(8,420)	19,937	(0.42)

18    Financial Risks

        The Group's financial risk and treasury policy is as detailed in the Directors' Report. Short-term debtors and creditors are not discounted, securitised or pledged in any way, and as permitted by FRS 13, they are excluded from the numerical analyses in this note, except for the currency analysis of the Group's financial assets and liabilities.

(1)    Interest rate risk

        The Group places its cash primarily in bank accounts and certificates of deposit with high credit quality financial institutions. Interest earned fluctates in line with bank interest rates.

        The Group had no financial liabilities, other than short-term creditors, at either 31 December 2003 or 31 December 2002.

(2)    Currency analysis of financial assets and liabilities

        Included in financial assets and liabilities are short-term bank deposits, lease deposits relating to the UK & US premises. The UK lease deposit is repayable on expiration of the lease in 2013 or after certain profit targets are met for three consecutive years. The US lease deposit is repayable April 30, 2006.

	Short term bank deposits	Lease deposits	Long term receivables	Short term receivables	Short term liabilities	Total 2003	Total 2002
	$'000	$'000	$'000	$'000	$'000	$'000	$'000
Sterling	89	220	—	1	(135)	175	68
US Dollars	2,112	20	—	1,157	(1,333)	1,956	599
Other	11	—	—	—	—	11	13

	2,212	240	—	1,158	(1,468)	2,142	680

        The Group enters into currency option contracts to hedge the short-term impact of sterling fluctuations against the US dollar. The gains and losses on these contracts are included in the profit and loss account when the related operating revenues and expenses are recognised. At 31 December 2003, there were no currency options outstanding (2002: $Nil outstanding).

(3)    Maturity profile of financial liabilities

        The Group had no financial liabilities, other than short-term creditors, at either 31 December 2003 or 31 December 2002.

(4)    Fair values of financial assets and liabilities

        The fair value of all Group financial assets and liabilities is considered to be the same as book value.

19    Post Balance Sheet Events

        On January 5, 2004, the Company issued 2,262,500 ordinary shares in ADS form at a price of $0.80 to a total of 10 investors. The Company also issued warrants to purchase 565,625 ADSs to the investors at an exercise price of $1.04. The warrants expire January 5, 2009. The Company received $1.81 million less offering expenses totalling $224,000 in this transaction. The Company also issued warrants to purchase 108,562 ADSs to the placement agent exercisable at a price of $1.09. These warrants are exercisable upon issuance and expire January 5, 2009. In addition, as of February 25, 2004, Insignia has received net proceeds of $389,000 for warrant exercises and $442,000 for stock option exercises since January 1, 2004.

        On February 12, 2001 the Company entered into agreements whereby the Company issued 940,000 ordinary shares in ADS form at a price of $5.00 to a total of 4 investors, including Wind River Systems, Inc., and a member of our board of directors. The Company also issued warrants to purchase 470,000 ADSs to the investors, at an exercise price of the lower of the average quoted closing sale price of our ADS's for the ten trading days ending on the day preceding the date of the warrant holder's intent to exercise less a 10% discount, and $6.00. The warrants are exercisable and expire on February 12, 2004. All of these warrants were exercised in January 2004. The Company received $4.7 million less offering expenses totaling $0.5 million.

        In November 2003, Fusion Capital purchased 1,766,667 ordinary shares in ADS form. The Company received $1.3 million less offering expenses totaling $114,000. In accordance with the subscription agreement, Fusion Capital may not beneficially own more than 9.9% of the total ordinary shares. As a result, Fusion Capital requested that we only issue 1,000,000 shares and issue the balance at a later date. This resulted in $575,000 recorded as creditors in the balance sheet as of December 31, 2003. The balance of shares were issued in January 2004.

        In addition to the above share issues there were a further fifteen smaller share issues between February 27, 2004 and April 2, 2004 resulting in an additional 422,692 ordinary shares being issued.

        On January 15, 2004, the $1.0 million note payable to esmertec was repaid in full.

        Effective February 1, 2004 Insignia subleased half of its UK office space. The agreement expires December 31, 2009. Either party, with six months prior notice, may terminate the lease on January 1, 2006 or August 11, 2008.

INSIGNIA SOLUTIONS PLC
PROXY FOR ANNUAL GENERAL MEETING
JUNE 23, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints as proxies, or proxy, Mark E. McMillan and Robert Collins or either of them, or
(see Note below), each with full power of substitution, and hereby authorizes them or him to represent and to vote, as designated below, all Ordinary Shares, 20p nominal value each, of Insignia Solutions plc (the "Company"), held by the undersigned, at the Annual General Meeting of the Company to be held at Apollo House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH, United Kingdom, on Wednesday June 23, 2004, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1.
TO RECEIVE THE U.K. STATUTORY ACCOUNTS OF INSIGNIA FOR THE YEAR ENDED DECEMBER 31, 2003, TOGETHER WITH THE DIRECTORS' AND AUDITORS' REPORTS THEREON.

THE SHAREHOLDERS OF THE COMPANY NEED NOT VOTE ON THIS MATTER.

2.
TO RECEIVE AND APPROVE THE DIRECTORS' REMUNERATION REPORT.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3.
TO REAPPOINT MACINTYRE HUDSON AS THE U.K. STATUTORY AUDITORS AND INDEPENDENT ACCOUNTANTS OF THE COMPANY TO HOLD OFFICE UNTIL THE CONCLUSION OF THE COMPANY'S NEXT ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY, AND TO AUTHORIZE THE BOARD OF DIRECTORS OF THE COMPANY TO DETERMINE THEIR REMUNERATION.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

4.
TO RATIFY THE APPOINTMENT OF BURR, PILGER & MAYER LLP AS THE COMPANY'S UNITED STATES INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

5.
TO RE-ELECT AS A DIRECTOR JOHN C. FOGELIN.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

6.
TO RE-ELECT AS A DIRECTOR VINCENT S. PINO.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

7.
TO AMEND AND RESTATE THE COMPANY'S 1995 EMPLOYEE SHARE PURCHASE PLAN TO INCREASE THE NUMBER OF ORDINARY SHARES AVAILABLE FOR ISSUANCE UNDER THIS PLAN BY AN ADDITIONAL 300,000 TO A TOTAL OF 1,200,000 SHARES AND TO EXTEND THE EXPIRATION OF THIS PLAN UNTIL FEBRUARY 9, 2015.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

8.
TO AMEND AND RESTATE THE COMPANY'S U.K. EMPLOYEE SHARE OPTION SCHEME 1996 TO INCREASE THE NUMBER OF ORDINARY SHARES AVAILABLE FOR ISSUANCE UNDER THIS PLAN BY 1,000,000 TO A TOTAL OF 8,572,071 SHARES. THIS PLAN SHARES THE SAME SHARES RESERVED FOR ISSUANCE IN THE STOCK OPTION POOL AS THE COMPANY'S 1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES, WHICH IS THE COMPANY'S STOCK OPTION PLAN FOR EMPLOYEES IN THE UNITED STATES.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

9.
TO AMEND AND RESTATE THE COMPANY'S 1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES TO INCREASE THE NUMBER OF ORDINARY SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN BY 1,000,000 TO A TOTAL OF 8,572,071 SHARES AND TO EXTEND THE EXPIRATION DATE OF THIS PLAN UNTIL APRIL 30, 2014. THIS PLAN SHARES THE SAME SHARES RESERVED FOR ISSUANCE IN THE STOCK OPTION POOL AS THE COMPANY'S U.K. EMPLOYEE SHARE OPTION SCHEME 1996, WHICH IS THE COMPANY'S STOCK OPTION PLAN FOR EMPLOYEES IN THE UNITED KINGDOM.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

10.
TO INCREASE THE COMPANY'S AUTHORIZED SHARE CAPITAL BY CREATING AN ADDITIONAL 25,000,000 ORDINARY SHARES OF 20P NOMINAL VALUE.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

11.
TO AUTHORIZE THE BOARD OF DIRECTORS OF THE COMPANY TO ISSUE UP TO 45,858,647 ORDINARY SHARES AND UP TO 3,000,000 PREFERRED SHARES (OR OTHER SECURITIES DERIVED FROM SUCH ORDINARY SHARES AND PREFERRED SHARES, SUCH AS OPTIONS OR WARRANTS) OF THE COMPANY WITHOUT FIRST GAINING SHAREHOLDER APPROVAL, WITH SUCH AUTHORITY LASTING A PERIOD OF FIVE YEARS.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

12.
IN CONJUNCTION WITH THE AUTHORITY PROPOSED TO BE GIVEN IN PROPOSAL 11, TO AUTHORIZE THE BOARD OF DIRECTORS OF THE COMPANY TO ISSUE UP TO 45,858,647 ORDINARY SHARES FOR CASH (OR OTHER SECURITIES DERIVED FROM SUCH ORDINARY SHARES, SUCH AS OPTIONS OR WARRANTS) WITHOUT GIVING SHAREHOLDERS THE FIRST OPPORTUNITY TO PURCHASE SUCH SHARES OR SECURITIES. THIS AUTHORITY IS TO LAST A PERIOD OF FIVE YEARS.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

The Board of Directors recommends that you vote FOR all Proposals.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THE PROXY OR PROXIES WILL VOTE OR ABSTAIN FROM VOTING AT THEIR DISCRETION. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

(Print Shareholder(s) name)
(Signature(s) of Shareholder or Authorized Signatory)
Dated: , 2004

Please sign exactly as your name(s) appear(s) on your share certificate. If shares stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, any such person may give a proxy; however, if more than one of such joint holders is present at the meeting, either personally or by proxy, the person whose name stands first in the Register as one of such holders shall be entitled to vote in respect of the shares. If shares are held of record by a corporation, the proxy should be executed by one or more duly authorized officers. Please date the proxy. A proxy should be filed together with the power of attorney or other authority, if any, under which it was signed.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON,YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAILTHIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

The proxy should be returned to the offices of the Company at The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire HP10 0HH not later than 10:00 a.m. on June 21, 2004, being 48 hours prior to the time fixed for the Annual General Meeting.

Note: If you wish to appoint someone other than Mr. McMillan or Mr. Collins as proxy, references to Mr. McMillan and Mr. Collins should be deleted, and the name of the intended proxy inserted in the space provided. A proxy need not be a member of the Company but must attend the meeting in person to represent you.

[REVERSE SIDE]

INSIGNIA SOLUTIONS PLC
INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY
(MUST BE RECEIVED PRIOR TO THE CLOSE OF BUSINESS ON [JUNE 17], 2004)

The undersigned registered holder of American depositary receipts hereby requests and instructs The Bank of New York, as Depositary, through its Agent, to endeavor, in so far as practicable, to vote or cause to be voted the number of shares or other Deposited Securities underlying the American depositary shares evidenced by Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on May 3, 2004, at the Annual General Meeting of the Members of INSIGNIA SOLUTIONS plc to be held in High Wycombe, England, on June 23, 2004 at 10:00 a.m., local time, in respect of the resolutions specified on the reverse.

    NOTE: PLEASE DIRECT THE DEPOSITARY HOW IT IS TO VOTE BY PLACING AN "X" IN THE APPROPRIATE BOX OPPOSITE THE RESOLUTIONS. THE DEPOSITARY SHALL NOT VOTE THE AMOUNT OF SHARES OR OTHER DEPOSITED SECURITIES UNDERLYING A RECEIPT EXCEPT IN ACCORDANCE WITH INSTRUCTIONS FROM THE HOLDER OF SUCH RECEIPT.

    Insignia Solutions plc
    P.O. BOX 11230
    NEW YORK, N.Y. 10203-0230

To change your address, please mark this box ☐

To make any comments, please mark this box ☐

Please complete and date this proxy on the reverse side and return it promptly in the accompanying envelope.

1.
TO RECEIVE THE U.K. STATUTORY ACCOUNTS OF INSIGNIA FOR THE YEAR ENDED DECEMBER 31, 2003, TOGETHER WITH THE DIRECTORS' AND AUDITORS' REPORTS THEREON.

THE SHAREHOLDERS OF THE COMPANY NEED NOT VOTE ON THIS MATTER.

2.
TO RECEIVE AND APPROVE THE DIRECTORS' REMUNERATION REPORT.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3.
TO REAPPOINT MACINTYRE HUDSON AS THE U.K. STATUTORY AUDITORS AND INDEPENDENT ACCOUNTANTS OF THE COMPANY TO HOLD OFFICE UNTIL THE CONCLUSION OF THE COMPANY'S NEXT ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY, AND TO AUTHORIZE THE BOARD OF DIRECTORS OF THE COMPANY TO DETERMINE THEIR REMUNERATION.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

4.
TO RATIFY THE APPOINTMENT OF BURR, PILGER & MAYER LLP AS THE COMPANY'S UNITED STATES INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

5.
TO RE-ELECT AS A DIRECTOR JOHN C. FOGELIN.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

6.
TO RE-ELECT AS A DIRECTOR VINCENT S. PINO.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

7.
TO AMEND AND RESTATE THE COMPANY'S 1995 EMPLOYEE SHARE PURCHASE PLAN TO INCREASE THE NUMBER OF ORDINARY SHARES AVAILABLE FOR ISSUANCE UNDER THIS PLAN BY AN ADDITIONAL 300,000 TO A TOTAL OF 1,200,000 SHARES AND TO EXTEND THE EXPIRATION OF THIS PLAN UNTIL FEBRUARY 9, 2015.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

8.
TO AMEND AND RESTATE THE COMPANY'S U.K. EMPLOYEE SHARE OPTION SCHEME 1996 TO INCREASE THE NUMBER OF ORDINARY SHARES AVAILABLE FOR ISSUANCE UNDER THIS PLAN BY 1,000,000 TO A TOTAL OF 8,572,071 SHARES. THIS PLAN SHARES THE SAME SHARES RESERVED FOR ISSUANCE IN THE STOCK OPTION POOL AS THE COMPANY'S 1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES, WHICH IS THE COMPANY'S STOCK OPTION PLAN FOR EMPLOYEES IN THE UNITED STATES.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

9.
TO AMEND AND RESTATE THE COMPANY'S 1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES TO INCREASE THE NUMBER OF ORDINARY SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN BY 1,000,000 TO A TOTAL OF 8,572,071 SHARES. THIS PLAN SHARES THE SAME SHARES RESERVED FOR ISSUANCE IN THE STOCK OPTION POOL AS THE COMPANY'S U.K. EMPLOYEE SHARE OPTION SCHEME 1996, WHICH IS THE COMPANY'S STOCK OPTION PLAN FOR EMPLOYEES IN THE UNITED KINGDOM AND TO EXTEND THE EXPIRATION DATE OF THIS PLAN UNTIL APRIL 30, 2014.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

10.
TO INCREASE THE COMPANY'S AUTHORIZED SHARE CAPITAL BY CREATING AN ADDITIONAL 25,000,000 ORDINARY SHARES OF 20P NOMINAL VALUE.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

11.
TO AUTHORIZE THE BOARD OF DIRECTORS OF THE COMPANY TO ISSUE UP TO 45,858,647 ORDINARY SHARES AND UP TO 3,000,000 PREFERRED SHARES (OR OTHER SECURITIES DERIVED FROM SUCH ORDINARY SHARES AND PREFERRED SHARES, SUCH AS OPTIONS OR WARRANTS) OF THE COMPANY WITHOUT FIRST GAINING SHAREHOLDER APPROVAL, WITH SUCH AUTHORITY LASTING A PERIOD OF FIVE YEARS.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

12.
IN CONJUNCTION WITH THE AUTHORITY PROPOSED TO BE GIVEN IN PROPOSAL 11, TO AUTHORIZE THE BOARD OF DIRECTORS OF THE COMPANY TO ISSUE UP TO 45,858,647 ORDINARY SHARES FOR CASH (OR OTHER SECURITIES DERIVED FROM SUCH ORDINARY SHARES, SUCH AS OPTIONS OR WARRANTS) WITHOUT GIVING SHAREHOLDERS THE FIRST OPPORTUNITY TO PURCHASE SUCH SHARES OR SECURITIES. THIS AUTHORITY IS TO LAST A PERIOD OF FIVE YEARS.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

The Voting Instruction must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a corporation, the Voting Instruction must be executed by a duly authorized officer or attorney.

Dated	Share Owner Sign Here	Co-owner Sign here

[REVERSE SIDE]

Annex A

        INSIGNIA SOLUTIONS plc

1995 EMPLOYEE SHARE PURCHASE PLAN

Adopted by the Board of Directors on February 9, 1995
and Amended on December 15, 1995 and April 21, 1998
Amended and Restated on April 30, 2004

1.     ESTABLISHMENT OF PLAN

        Insignia Solutions plc (the "Company") proposes to grant options to subscribe for the Company's ordinary shares of 20p each, or any instruments evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Insignia Solutions plc 1995 Employee Share Purchase Plan (this "Plan"). For purposes of this Plan, "Parent Corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends the Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of one million two hundred thousand (1,200,00) of the Company's ordinary shares is reserved for issue under the Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan.

2.     PURPOSES

        The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "Board") as eligible to participate in the Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

3.     ADMINISTRATION

        This Plan may be administered by the Board or a committee appointed by the Board (the "Committee"). If a majority of the Board is not comprised of Disinterested Persons as defined in Rule 16b-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall appoint a committee consisting of at least two (2) members of the Board, each of whom is a Disinterested Person. As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Board members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Board. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

4.     ELIGIBILITY

        Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

          (a)   employees who are not employed by the Company or Subsidiaries on the fifteenth (15th) day of the month before the beginning of such Offering Period;

          (b)   employees who are customarily employed for less than 20 hours per week;

          (c)   employees who are customarily employed for less than 5 months in a calendar year;

          (d)   employees who, together with any other person whose stock or shares would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or shares or hold options to subscribe for ordinary shares or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own shares or hold options to subscribe for shares possessing 5 percent or more of the total combined voting power or value of all classes of stock or shares of the Company or any of its Subsidiaries.

5.     OFFERING DATES

        The Offering Periods of the Plan (the "Offering Period") shall be of six (6) months duration commencing February 1 and August 1 of each year and ending on July 31 and January 31 respectively. Payroll deductions of each participant are accumulated under the Plan during the Offering Periods. The first day of each Offering Period is referred to as the "Offering Date". The last business day of each Offering Period is referred to as the "Purchase Date". The Board shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

6.     PARTICIPATION IN THE PLAN

        Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's or Subsidiary's (whichever employs such employee) payroll department (the "Payroll Department") not later than five (5) days prior to such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Payroll Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing a subscription agreement with the Payroll Department not later than five (5) days prior to such subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from the Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in the Plan.

7.     GRANT OF OPTION ON ENROLLMENT

        Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to subscribe on the Purchase Date for up to that number of ordinary shares of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Offering Period, and if applicable, as converted into U.S. Dollars at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, by the lower of (i) eighty-five percent (85%) of the fair market value of an ordinary share of the Company on the Offering Date (the "Entry Price") or (ii) eighty-five percent (85%) of the fair market value of an ordinary share of the Company on the Purchase Date; provided, however, that the number of ordinary shares of the Company subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) 200% of the number of

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shares determined by using 85% of the fair market value of an ordinary share of the Company on the Offering Date as the denominator. Fair market value of an ordinary share of the Company shall be determined as provided in Section 8 hereof.

8.     PURCHASE PRICE

        The purchase price of shares issued pursuant to this Plan shall be payable in U.S. Dollars. The purchase price per share at which a share will be issued in any Offering Period shall be 85 percent of the lesser of:

          (a)   The fair market value on the Offering Date; or

          (b)   The fair market value on the Purchase Date.

Notwithstanding the foregoing, the purchase price per ordinary share shall not in any circumstances be less than the U.S. Dollar equivalent, at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, of 20p (being the par value of an ordinary share).

        For purposes of the Plan, the term "fair market value" on a given date shall mean the fair market value of an ordinary share of the Company, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts) in U.S. Dollars, as determined by the Committee from time to time in good faith. If a public market exists for the shares, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), the fair market value shall be the average of the last reported bid and asked prices for an ordinary share of the Company on the last trading day prior to the date of determination, or, in the event ordinary shares of the Company, or instruments evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), are listed on the Nasdaq National Market, the fair market value shall be the closing price of a share, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), on the determination date as quoted on the Nasdaq National Market or if no such reported sale takes place on such date, the closing price on the next preceding trading date on which a reported sale occurred.

9.     PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUE OF SHARES

          (a)   The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent increments not less than 2 percent nor greater than 10 percent, not to exceed $25,000 per year, or the U.S. Dollar equivalent determined at the Conversion Rate (as defined in Section 9(g)) on the Offering Date, or such lower limit set by the Committee. Compensation for U.S. employees shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions and excluding car allowances and any other in kind employment related benefits; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Compensation for U.K. employees shall mean all compensation, including, but not limited to base salary, wages, commissions, overtime, the substantial equivalent of U.S. "shift premiums" and bonuses, plus draws against commissions and excluding car allowances and any other in kind employment related benefits. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

3

          (b)   A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Payroll Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 15 days after the Payroll Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Payroll Department a new authorization for payroll deductions not later than five (5) days prior to the beginning of such subsequent Offering Period.

          (c)   All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          (d)   On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date, as set forth in Section 11 below, which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds, and if applicable, as converted into U.S. Dollars at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, then in the participant's account to the subscription for a whole number of ordinary shares reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant's account after such subscription for ordinary shares shall be refunded to such participant in cash, without interest; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to subscribe for a single ordinary share shall be carried forward, without interest, into the next Offering Period. In the event that the Plan has been oversubscribed, all funds not used to subscribe for ordinary shares on the Purchase Date shall be returned to the participant, without interest. No ordinary shares shall be subscribed for on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

          (e)   As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares issued upon exercise of his option.

          (f)    During a participant's lifetime, such participant's option to subscribe for shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

          (g)   "Conversion Rate" means the average currency conversion rate quoted by the Bank of America in London for converting Pounds Sterling into U.S. Dollars.

10.   LIMITATIONS ON SHARES TO BE PURCHASED

          (a)   No employee shall be entitled to subscribe for shares under the Plan at a rate which, when aggregated with his or her rights to subscribe for shares under all other employee stock

4

  purchase plans of the Company or any Subsidiary, exceeds $25,000 (or if applicable, the U.S. Dollars equivalent determined at the Conversion Rate (as defined in Section 9(g)) as of the Offering Date) in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

          (b)   No more than 200% of the number of shares determined by using 85% of the fair market value of an ordinary share of the Company on the Offering Date as the denominator may be subscribed for by a participant on any single Purchase Date.

          (c)   No employee shall be entitled to subscribe for more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be subscribed for by any employee at any single Purchase Date (hereinafter the "Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

          (d)   If the number of shares to be subscribed for on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issue under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be subscribed for under a participant's option to each participant affected thereby.

          (e)   Any payroll deductions accumulated in a participant's account which are not used to subscribe for ordinary shares due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period, without interest.

11.   WITHDRAWAL

          (a)   Each participant may withdraw from an Offering Period under the Plan by signing and delivering to the Payroll Department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least 15 days prior to the end of an Offering Period.

          (b)   Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in the Plan shall terminate. In the event a participant voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in the Plan.

12.   TERMINATION OF EMPLOYMENT

        Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in the Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any

5

other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13.   RETURN OF PAYROLL DEDUCTIONS

        In the event a participant's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to his account. No interest shall accrue on the payroll deductions of a participant in the Plan.

14.   CAPITAL CHANGES

        Subject to any required action by the shareholders of the Company, the number of ordinary shares covered by each option under the Plan which has not yet been exercised and the number of ordinary shares which have been authorized for issue under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per ordinary share covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued ordinary shares resulting from any consolidation or subdivision of ordinary shares of the Company, or any bonus or other capitalization issue of ordinary shares or any other increase or decrease in the number of issued ordinary shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of ordinary shares subject to an option.

        In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the ordinary shares comprised in the option, including shares in respect of which the option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the sale of the entire share capital of the Company to another corporation, (whether for consideration in cash or in the form of securities of any kind) (a "Merger"), each option under the Plan shall be assumed or an equivalent option shall be substituted by the purchasing corporation or a parent or subsidiary of such purchasing corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress and set a new purchase date (the "New Purchase Date") and provide that the participant shall have the right to exercise the option as to all of the ordinary shares comprised in the option as of the New Purchase Date. If the Board sets a New Purchase Date and makes an option exercisable in lieu of assumption or substitution in the event of a Merger the Board shall notify the participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has changed to the New Purchase Date and that his or her option will be automatically exercised on the New Purchase Date, unless prior to such date ho or she has withdrawn from the Offering Period as provided in Section 11.

        For purposes of this Section 14, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Merger, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been,

6

immediately prior to the transaction, the holder of the number of ordinary shares covered by the option at such time (after giving effect to any adjustments in the number of ordinary shares covered by the option as provided for in this Section 14); provided however that if the consideration received in the transaction is not solely ordinary shares of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely ordinary shares of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of ordinary shares in the transaction.

        The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per ordinary share comprised in each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of share capital, or in the event of a merger.

15.   NONASSIGNABILITY

        Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

16.   REPORTS

        Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated (and if applicable, the Conversion Rate (as defined in Section 9(g)) at which such participant's payroll deductions were converted into U.S. Dollars), the number of shares subscribed for, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

17.   NOTICE OF DISPOSITION

        Each participant shall notify the Company if the participant disposes of any of the shares subscribed for in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within one year from the Purchase Date on which such shares were subscribed for (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18.   NO RIGHTS TO CONTINUED EMPLOYMENT

          (a)   Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

          (b)   In the event that any person holding an option under the Plan ceases to be employed by the Company or a Subsidiary for whatever reason, he shall have no right to any compensation in respect of the loss of his right to receive shares under this Plan.

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19.   EQUAL RIGHTS AND PRIVILEGES

        All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in the Plan.

20.   NOTICES

        All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.   TERM; SHAREHOLDER APPROVAL

        This Plan shall become effective at such date and time as the Registration Statement filed with the Securities and Exchange Commission relating to the Company's securities is declared effective (and then only provided that the initial public offering later closes). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable tax and corporate law, within twelve months before or after the date this Plan is adopted by the Board. No subscription for shares pursuant to the Plan shall occur prior to such shareholder approval. The Plan shall continue until the earlier to occur of termination by the Board (as set forth in Section 24), issue of all of the ordinary shares reserved for issue under the Plan, or twenty (20) years from the adoption of the Plan by the Board.

22.   DESIGNATION OF BENEFICIARY

          (a)   A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date.

          (b)   Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23.   CONDITIONS UPON ISSUE OF SHARES; LIMITATION ON SALE OF SHARES

        Shares shall not be issued with respect to an option unless the exercise of such option and the issue and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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24.   AMENDMENT OR TERMINATION OF THE PLAN

        The Board may at any time amend, terminate or extend the term of the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and its Shareholders, or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 14 and in this Section 24, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain Shareholder approval in such a manner and to such a degree as so required.

25.   GOVERNING LAW

        The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

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Annex B

INSIGNIA SOLUTIONS plc

1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES

As Adopted February 9, 1995
Amended April 20, 1999, April 12, 2000, June 8, 2001 and June 5, 2002
Amended and Restated April 30, 2004

        1.     PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of share options. Capitalized terms not defined in the text are defined in Section 20.

        2.     SHARES SUBJECT TO THE PLAN.

          2.1   Number of Shares Available. Subject to Sections 2.2 and 14 of the Plan, the total number of Shares issued and reserved and available for grant and issue pursuant to options under the Plan, the UK Employee Share Option Scheme 1996 (the "UK Plan"), the 1988 U.S. Stock Option Plan (the "Prior Plan") and the Company's Inland Revenue approved share option scheme (the "Inland Revenue Plan") (the "Plan", the "UK Plan", the "Prior Plan" and the "Inland Revenue Plan", collectively, the "Option Plans"), shall be eight million seventy two thousand and seventy one (8,572,071) Shares. As of the Effective Date, options will no longer be granted pursuant to the Prior Plan. As of the date of expiration of the Inland Revenue Plan in December 1996, options will no longer be granted pursuant to the Inland Revenue Plan. Shares shall again be available for grant and issue in connection with future awards of options under the Plan and the UK Plan if such Shares cease to be subject to an option granted pursuant to the Option Plans. To the extent Shares are subject to options granted pursuant to the UK Plan, the Inland Revenue Plan or the Prior Plan, such Shares shall be unavailable for issue under this Plan until such options expire or become unexercisable without having been exercised in full. To the extent Shares are subject to options granted pursuant to this Plan, such Shares shall be unavailable for issue under the UK Plan until such options expire or become unexercisable without having been exercised in full.

          2.2   Adjustment of Shares. In the event that the number of Shares in issue is changed by a consolidation or sub-division of ordinary shares of the Company or any bonus or other capitalization issue of ordinary shares or any similar change in the capital structure of the Company without consideration, or by a Corporate Transaction (as defined in Section 14.1) then, unless such change results in the termination of all outstanding Awards as a result of the Corporate Transaction, (a) the number of Shares reserved for issue under the Plan and (b) the Exercise Prices of and number of Shares subject to outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Award may not be decreased to below the U.S. Dollar equivalent of the par value of the Shares calculated by reference to the Conversion Rate prevailing at the date of exercise of an Award.

        3.     ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 below) may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan. Each person is eligible to receive an Award of up to an aggregate maximum of five hundred thousand (500,000) Shares per fiscal year.

        4.     ADMINISTRATION.

          4.1   Committee Authority. The Plan shall be administered by the Committee. Subject to the general purposes, terms and conditions of the Plan, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

  (a)
  construe and interpret the Plan, any Stock Option Agreement and any other agreement or document executed pursuant to the Plan;

  (b)
  prescribe, amend and rescind rules and regulations relating to the Plan;

  (c)
  select persons to receive Awards;

  (d)
  determine the form and terms of Awards;

  (e)
  determine the number of Shares subject to Awards;

  (f)
  determine whether Awards will be granted in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

  (g)
  grant waivers of Plan or Award conditions;

  (h)
  determine the vesting and exercisability of Awards;

  (i)
  correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Stock Option Agreement;

  (j)
  determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage; and

  (k)
  make all other determinations necessary or advisable for the administration of the Plan.

          4.2   Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

          4.3   Committee Requirement. If two or more members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors.

        5.     STOCK OPTIONS. The Committee may grant Awards to eligible persons and shall determine whether such Awards shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Award, the Exercise Price of the Award, the period during which the Award may be exercised, and all other terms and conditions of the Award, subject to the following:

          5.1   Form of Option Grant. Each Award granted under the Plan shall be evidenced by a Stock Option Agreement which shall expressly identify the Award as an ISO or NQSO, and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

          5.2   Date of Grant. The date of grant of an Award shall be the date on which the Committee makes the determination to grant such Award, unless otherwise specified by the Committee. The

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  Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Award.

          5.3   Exercise Period. Awards shall be exercisable within the times or upon the events determined by the Committee as in the Stock Option Agreement; provided, however, that no Award shall be exercisable after the expiration of ten (10) years from the date the Award is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock or shares of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall be exercisable after the expiration of five (5) years from the date the Award is granted. The Committee also may provide for the exercise of Awards to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

          5.4   Exercise Price. The Exercise Price shall be determined by the Committee when the Award is granted subject to the following:

  (a)
  The Exercise Price shall not be less than 100% of the Fair Market Value of the Shares on the date of grant; provided, that the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares subscribed for may be made in accordance with Section 6 of the Plan.

  (b)
  The Exercise Price shall be in U.S. Dollars.

  (c)
  The Exercise Price shall not be less than the U.S. Dollar equivalent of the par value of the Shares calculated by reference to the Conversion Rate prevailing at the date of exercise of an Award.

          5.5   Method of Exercise. Awards may be exercised only by delivery to the Company of a written exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being subscribed for, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being subscribed for.

          5.6   Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Award shall always be subject to the following:

  (a)
  If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Awards only to the extent that such Awards would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee), but in any event, no later than the expiration date of the Awards.

  (b)
  If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant's Awards may be exercised only to the extent such Awards would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than (i) twelve (12) months after the Termination Date in the case of disability or (ii) eighteen (18) months after the Termination Date in the case of death (or such longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Awards.

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          5.7   Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be subscribed for on any exercise of an Award; provided that such minimum number will not prevent Participant from exercising the Award for the full number of Shares for which it is then exercisable.

          5.8   Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Awards for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Awards for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Awards granted after the effective date of such amendment.

          5.9   Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Awards and authorize the grant of new Awards in substitution therefor; provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Award previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Awards without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Awards granted on the date the action is taken to reduce the Exercise Price.

          5.10   No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

        6.     PAYMENT FOR SHARES. Payment for Shares subscribed for pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

  (a)
  by waiver of compensation due or accrued to Participant for services rendered;

  (b)
  provided that a public market for the Shares exists:

  (1)
  through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so subscribed for in order to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

  (2)
  through a "margin" commitment from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise the Award and to pledge the Shares so subscribed for to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

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  (c)
  by any combination of the foregoing.

        7.     WITHHOLDING TAXES.

          7.1   Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          7.2   Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

  (a)
  the election must be made on or prior to the applicable Tax Date;

  (b)
  once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

  (c)
  all elections shall be subject to the consent or disapproval of the Committee.

        8.     PRIVILEGES OF STOCK OWNERSHIP.

          8.1   Voting and Dividends. No Participant shall have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

          8.2   Financial Statements. The Company shall provide financial statements to each Participant prior to such Participant's subscription for Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

        9.     TRANSFERABILITY. Subject to Section 4.1(j), Awards granted under the Plan, and any interest therein, shall not: (a) be transferable or assignable by the Participant, (b) be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Stock Option Agreement provisions relating thereto or (c) during the lifetime of the Participant, be exercisable by anyone other than the Participant, and any elections with respect to an Award, may be made only by the Participant.

        10.   CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

        11.   SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules

5

and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issue. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

        12.   EMPLOYMENT WITH COMPANY.

          12.1   No Obligation to Employ. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

          12.2   No Right to Compensation. In the event that any person holding an Award under the Plan ceases to be employed by, or otherwise has ceased to provide services to, the Company or a Parent, Subsidiary or Affiliate for whatever reason, he shall have no right to any compensation in respect of this loss of right to receive Shares under this Plan.

        13.   EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

        14.   CORPORATE TRANSACTIONS.

          14.1   Assumption or Replacement of Awards by Successor. In the event of (a) a sale of the entire share capital of the Company to another corporation (whether for consideration in cash or in the form of securities of any kind), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company ("Corporate Transaction"), any or all outstanding Awards may be assumed or replaced by the purchasing or successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the purchasing or successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The purchasing or successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

          14.2   Expiration of Awards. In the event such purchasing or successor corporation, if any, refuses to assume or substitute the Awards, as provided above, pursuant to a transaction described in Subsection 14.1(a) above, such Awards shall expire on such transaction at such time and on such conditions as the Board shall determine. In the event such purchasing or successor corporation, if any, refuses to assume or substitute the Awards as provided above, pursuant to a corporate transaction described in Subsections 14.1(b), (c) or (d) above, or there is no purchasing or

6

  successor corporation, and if the Company ceases to exist as a separate corporate entity, then, notwithstanding any contrary terms in the Stock Option Agreement, the Awards shall expire on a date at least twenty (20) days after the Board gives written notice to Participants specifying the terms and conditions of such termination.

          14.3   Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 14, in the event of the occurrence of any Corporate Transaction described in Section 14.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of such Corporate Transaction.

          14.4   Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Award rather than assuming an existing option, notwithstanding Section 5.4(a), such new Award may be granted with a similarly adjusted Exercise Price.

        15.   ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall become effective at such date and time as the Registration Statement filed with the SEC relating to the Company's securities is declared effective (and then only provided that the initial public offering later closes) (the "Effective Date"). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the date the Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Award may be exercised prior to initial shareholder approval of the Plan and (b) no Award granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company.

        16.   TERM OF PLAN. The Plan will terminate ten (10) years from the date the Plan (as amended and restated) is adopted by the Board or, if earlier, the date of shareholder approval of the amended and restated Plan.

        17.   AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to applicable corporate law or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans; provided, further, that no amendment may be made to outstanding Awards without the consent of the Participant.

        18.   NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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        19.   GOVERNING LAW. The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

        20.   DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

          "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Award" means an award of an option to subscribe for Shares.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

          "Company" means Insignia Solutions plc, a corporation organized under the laws of England, or any successor corporation.

          "Conversion Rate" means the average currency conversion rate quoted by the Bank of America in London as the price for Pounds Sterling purchased with U.S. Dollars.

          "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

          "Exercise Price" means the price per share at which a holder of an Award may subscribe for the Shares issuable upon exercise of the Award.

          "Fair Market Value" means the value of a share of the Company's Ordinary Shares of 20p each determined as follows:

  (a)
  if such Ordinary Shares, or instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts), are then quoted on the Nasdaq National Market the closing price on the Nasdaq National Market System on the trading day immediately preceding the date on which Fair Market Value is determined, or, if no such reported sale takes place on such date, the closing price on the next preceding trading date on which a reported sale occurred;

  (b)
  if such Ordinary Shares, or instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts), are publicly traded and are then listed on a national securities exchange, the closing price or, if no reported sale takes place on such date, the closing price on the next preceding trading day on which a reported sale occurred;

  (c)
  if such Ordinary Shares, or instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts), are publicly traded but are not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

  (d)
  if none of the foregoing is applicable, by the Board in good faith.

          "Insider" means an officer or director of the Company or any other person whose transactions in the Company's ordinary shares are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

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          "Outside Director" means any outside director as defined in Section 162(m) of the Code and the regulations issued thereunder.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Participant" means a person who receives an Award under the Plan.

          "Plan" means this Insignia Solutions plc 1995 Incentive Stock Option Plan for U.S. Employees, as amended from time-to-time.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means Ordinary Shares of 20p each in the Company, reserved for issue under the Option Plans, as adjusted pursuant to Sections 2 and 14 of the Plan, any instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts) and any successor security.

          "Stock Option Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or advisor, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

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QuickLinks

NOTICE OF ANNUAL GENERAL MEETING
NOTES
PROXY STATEMENT
VOTING RIGHTS AND SOLICITATION OF PROXIES
REVOCABILITY OF PROXIES
PROPOSAL 1: RECEIPT OF U.K. STATUTORY DIRECTORS' REPORT AND ACCOUNTS
PROPOSAL 2: DIRECTORS' REMUNERATION REPORT
PROPOSAL 3: RE-APPOINTMENT OF U.K. INDEPENDENT ACCOUNTANTS
PROPOSAL 4: RATIFICATION OF U.S. INDEPENDENT ACCOUNTANTS
PROPOSALS 5 AND 6: ELECTION AND RE-ELECTION OF DIRECTORS
PROPOSAL NO. 7: AMENDMENT AND RESTATEMENT OF 1995 EMPLOYEE SHARE PURCHASE PLAN
PROPOSALS 8 AND 9: AMENDMENT OF THE U.K. EMPLOYEE SHARE OPTION SCHEME 1996 AND 1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES
U.K. EMPLOYEE SHARE OPTION SCHEME 1996
1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES
PROPOSAL 10: INCREASE OF AUTHORIZED SHARE CAPITAL
PROPOSALS 11 AND 12: ALLOTMENT OF SECURITIES
AUDIT COMMITTEE REPORT
FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in 2003
Aggregated Option Exercises in 2003 and Year-End Option Values
REPORT OF THE COMPENSATION COMMITTEE
COMPANY SHARE PRICE PERFORMANCE
Cumulative Total Return
CERTAIN TRANSACTIONS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
Insignia Solutions PLC And Its Subsidiaries Directors' Report For The Year Ended December 31, 2003
Insignia Solutions PLC Directors' Remuneration Report For The Year Ended December 31, 2003
Cumulative Total Return
Insignia Solutions PLC Independent Auditors' Report To The Shareholders For The Year Ended December 31, 2003
Insignia Solutions PLC And Its Subsidiaries Consolidated Profit And Loss Account For The Year Ended December 31, 2003
Insignia Solutions PLC And Its Subsidiaries Consolidated Balance Sheet At 31 December 2003
Insignia Solutions PLC And Its Subsidiaries Company Balance Sheet At December 31, 2003
Insignia Solutions PLC And Its Subsidiaries Consolidated Cash Flow Statement For The Year Ended December 31, 2003
Insignia Solutions PLC And Its Subsidiaries Notes To The Consolidated Cash Flow Statement For The Year Ended December 31, 2003